UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-23074

Nuveen High Income December 2018 Target Term Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (312) 917-7700

Date of fiscal year end:    December 31

Date of reporting period:    December 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments
Closed-End Funds

Annual Report December 31, 2015

JHY
Nuveen High Income 2020 Target Term Fund

JHA
Nuveen High Income December 2018 Target Term Fund

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Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

For better or for worse, the financial markets spent most of the past year waiting for the U.S. Federal Reserve (Fed) to end its accommodative monetary policy. The policy has propped up stock and bond markets since the Great Recession, but the question remains: how will markets behave without its influence? This uncertainty was a considerable source of volatility for stock and bond prices for much of 2015, despite the Fed carefully conveying its intention to raise rates slowly and only when the economy shows evidence of readiness.

As was widely expected, the long-awaited Fed rate hike materialized in mid-December. While the move was interpreted as a vote of confidence on the U.S. economy’s underlying strength, the Fed emphasized that future rate increases will be gradual and guided by its ongoing assessment of financial conditions. Headwinds including rising borrowing costs, softer commodity prices, low inflation, a strong U.S. dollar and a stagnant global economy could necessitate keeping monetary conditions accommodative for longer. Meanwhile, policy makers in Europe and Japan are deploying their available tools to try to bolster their economies’ fragile growth, while Chinese authorities have stepped up efforts to manage China’s slowdown.

Although the new year began with a more pessimistic tone to investor sentiment and elevated volatility in the markets, we caution investors from making long-term decisions based on short-term news. In times like these, you can look to a professional investment manager with the experience and discipline to maintain the proper perspective on short-term events. And if the daily headlines do concern you, I encourage you to reach out to your financial advisor. Your financial advisor can help you evaluate your investment strategies in light of current events, your time horizon and risk tolerance.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

February 22, 2016

4	Nuveen Investments

Portfolio Managers’

Comments

Nuveen High Income 2020 Target Term Fund (JHY)

Nuveen High Income December 2018 Target Term Fund (JHA)

Nuveen High Income 2020 Target Term Fund (JHY) and Nuveen High Income December 2018 Target Term Fund (JHA) are newly organized closed-end funds that are advised by Nuveen Fund Advisors, LLC (NFAL) and feature portfolio management by Nuveen Asset Management, LLC (NAM). The Funds’ portfolio managers are John T. Fruit, CFA, and Jeffrey T. Schmitz, CFA.

Here they discuss economic and market conditions, their management strategy and the performance of the Funds during the abbreviated reporting periods since the Funds’ respective inceptions (July 28, 2015 for JHY and November 12, 2015 for JHA) through December 31, 2015.

Nuveen High Income 2020 Target Term Fund (JHY)

What key strategies were used to manage the Fund during this abbreviated reporting period since the Fund’s inception on July 28, 2015 through December 31, 2015?

The Fund launched on July 28, 2015, with an objective to provide a high level of current income and to return the original $9.85 net asset value (NAV) per common share on or about November 1, 2020. The Fund will seek to achieve its investment objectives by investing primarily in shorter maturity, high yield (below investment-grade) corporate debt securities. High yield bonds typically offer higher yields than investment grade bonds, in exchange for greater credit risk. Bonds with shorter maturities have lower duration (or interest rate sensitivity) than longer maturity bonds, which may help mitigate price declines if rates rise.

The Fund may invest in other types of securities including senior loans, convertible securities and other types of debt instruments and derivatives that provide comparable economic exposure to the corporate debt market. At least 80% of its managed assets will be in corporate debt securities and separately, at least 80% in securities that, at the time of investment, are rated below investment grade or are unrated but judged by the portfolio managers to be of comparable quality. No more than 15% will be in securities rated CCC+/Caa1 or lower at the time of investment. Up to 30% may be in securities of non-U.S. issuers, including up to 20% in emerging market issuers, and up to 10% may be in non-U.S. dollar denominated securities.

The Fund seeks to identify securities across diverse sectors and industries that the managers believe are undervalued or mispriced. In seeking to return the original NAV on or about November 1, 2020, the Fund intends to utilize various portfolio and cash flow management techniques, including setting aside a portion of its net investment income, possibly retaining gains and limiting the longest maturity of any holding to no later than May 1, 2021. The Fund also uses leverage.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

How did the Fund perform during this abbreviated reporting period ended December 31, 2015?

The table in the Performance Overview and Holding Summaries section of this report provides total return performance for the Fund for the abbreviated reporting period from the Fund’s inception on July 28, 2015, through December 31, 2015. For this period, the Fund underperformed the Barclays U.S. High Yield 1-5 Year Cash Pay 2% Issuer Capped Index based on the Fund’s total return at NAV. As noted, however, this reporting period was quite short and the management team was in the process of investing the Fund’s assets; therefore, the comparison to the Fund’s benchmark is less meaningful.

The initial invest-up of the Fund’s portfolio occurred during a period of heightened volatility for the high yield market. While in some regards this proved beneficial because we were able to invest at more attractive yields, the continued volatility throughout the period did hamper high-yield bond prices, which had an adverse effect on the Fund’s NAV. The persistent downward pressure on oil prices and the associated pain across all the commodities-sensitive industries were major sources of stress to the market. The situation was only made worse by the mid-December Fed rate hike as investors fretted over a tightening cycle that would likely lead to diminished appetite for fixed income assets. Yet most of the damage to the high yield market has been relatively contained to the energy and basic materials areas, with most other sectors proving rather resilient.

Since the Fund’s inception on July 28, 2015, we have worked to invest the proceeds from the initial public offering in a diversified portfolio of high yield issues within the quality and maturity constraints spelled out above and within the prospectus. The focus on shorter-dated maturities, coupled with the limitations on CCC rated securities and limitations to the troubled energy and mining sectors, should help to ballast the portfolio as the overall high yield market navigates through the current bout of volatility. The Fund is actively managed, which means we have the ability to sell issues that no longer fit a minimum threshold for creditworthiness or simply to rotate to issues that we believe offer greater safety or better value. As stated above, the decline in the Fund’s NAV has stemmed predominately from weakness in the energy and mining sectors. While we had intentionally underweighted these sectors, the Fund was forced to accept some modest losses within the energy portfolio as the decline in oil prices continued unabated. However, we believe much of the current price weakness that has led to a decline in NAV is represented by “mark-to-market” losses that are not permanent in nature. More specifically regarding the Fund’s energy exposure, our portfolio ended the period with approximately 10% in energy-related holdings, however, it had only very modest exposure to the weakest segments of exploration and production (E&P) and oilfield services. The remaining energy exposure was in various pipeline, midstream and refining segments that have proved much less volatile. We continue to closely monitor both the energy and metals/mining exposure within the Fund given the persistent weakness in the commodity complex. The Fund’s top sector allocations at the end of the abbreviated reporting period included communications, consumer cyclical and basic industry, while its allocation to CCC rated securities remained at approximately 9%.

Nuveen High Income December 2018 Target Term Fund (JHA)

What key strategies were used to manage the Fund during this abbreviated reporting period since the Fund’s inception on November 12, 2015 through December 31, 2015?

The Fund launched on November 12, 2015, with an objective to provide a high level of current income and to return the original $9.86 net asset value (NAV) per common share on or about December 1, 2018. The Fund will seek to achieve its investment objectives by investing primarily in shorter maturity, high yield (below investment grade) corporate debt securities. High yield bonds typically offer higher yields than investment grade bonds, in exchange for greater credit risk. Bonds with shorter maturities have lower duration (or interest rate sensitivity) than longer maturity bonds, which may help mitigate price declines if rates rise.

The Fund may invest in other types of securities including senior loans, convertible securities and other types of debt instruments and derivatives that provide comparable economic exposure to the corporate debt market. At least 80%

6	Nuveen Investments

of its managed assets will be in corporate debt securities and separately, at least 80% in securities that, at the time of investment, are rated below investment grade or are unrated but judged by the portfolio managers to be of comparable quality. No more than 15% will be in securities rated CCC+/Caa1 or lower at the time of investment. Up to 30% may be in securities of non-U.S. issuers, including up to 20% in emerging market issuers, and up to 10% may be in non-U.S. dollar denominated securities.

The Fund seeks to identify securities across diverse sectors and industries that the managers believe are undervalued or mispriced. In seeking to return the original NAV on or about December 1, 2018, the Fund intends to utilize various portfolio and cash flow management techniques, including setting aside a portion of its net investment income, possibly retaining gains and limiting the longest maturity of any holding to no later than June 1, 2019. The Fund also uses leverage.

How did the Fund perform during this abbreviated reporting period ended December 31, 2015?

The table in the Performance Overview and Holding Summaries section of this report provides total return performance for the Fund for the abbreviated reporting period from the Fund’s inception on November 12, 2015, through December 31, 2015. For this period, the Fund outperformed the Barclays U.S. High Yield 1-5 Year Cash Pay 2% Issuer Capped Index based on the Fund’s total return at NAV. As noted, however, this reporting period was quite short and the management team was in the process of investing the Fund’s assets, therefore, the comparison to the Fund’s benchmark is less meaningful.

The initial invest-up of the Fund’s portfolio occurred during a period of heightened volatility for the high yield market. The persistent downward pressure on oil prices and the associated pain across all the commodities-sensitive industries were major sources of stress to the market. The situation was only made worse by the mid-December Fed rate hike as investors fretted over a tightening cycle that would likely lead to diminished appetite for fixed income assets. Yet most of the damage to the high yield market has been relatively contained to the energy and basic materials areas, with most other sectors proving rather resilient.

Since the Fund’s inception on November 12, 2015, we have worked to invest the proceeds from the initial public offering in a diversified portfolio of high yield issues within the quality and maturity constraints spelled out above and within the prospectus. The focus on shorter dated maturities, coupled with the limitations on CCC rated securities and limitations to the troubled energy and mining sectors, should help to ballast the portfolio as the overall high yield market navigates through the current bout of volatility. The Fund is actively managed, which means we have the ability to sell issues that no longer fit a minimum threshold for creditworthiness or simply to rotate to issues that we believe offer greater safety or better value. While the Fund remains in the last stages of the invest-up period, we are confident we are constructing its portfolio consistent with the set of objectives that we set out to achieve. Specifically, the Fund only had approximately 7% exposure to the energy sector at year-end 2015. While this weight was relatively small, we continue to closely monitor the energy exposure within the Fund given the persistent weakness in the underlying commodity complex. The Fund’s top sector allocations at the end of the reporting period included communications, consumer non-cyclical and basic industry, while its allocation to CCC rated securities was slightly below 8%.

Nuveen Investments	7

Fund

Leverage

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of the Funds relative to their benchmarks was the Funds’ use of leverage through the use of bank borrowings. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on common share NAV and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by a Fund generally are rising. The Funds’ use of leverage had a negative impact on performance during this reporting period.

As of December 31, 2015, the Funds’ percentages of leverage are shown in the accompanying table.

	JHY	JHA
Effective Leverage*	26.93%	8.14	%**
Regulatory Leverage*	26.93%	8.14	%**
*	Effective Leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.
**	As of the date of this report, the Fund has not completed the implementation of its leverage program through the use of borrowings. When completed, the Fund anticipates that its leverage ratio will be approximately 25%.

THE FUNDS’ REGULATORY LEVERAGE

Bank Borrowings

As noted above, the Funds employ leverage through the use of bank borrowings. The Funds’ bank borrowing activities are as shown in the accompanying table.

		Current Reporting Period				Subsequent to the Close of the Reporting Period
Fund	Regulatory Leverage	January 1, 2015	Draws	Paydowns	December 31, 2015	Draws	Paydowns	February 25, 2016
JHY	Bank Borrowings	$—	$44,000,000	$—	$44,000,000	$—	$—	$44,000,000
JHA	Bank Borrowings	—	25,000,000	—	25,000,000	67,000,000	—	92,000,000

Refer to Notes to Financial Statements, Note 8 – Borrowing Arrangements for further details.

8	Nuveen Investments

Share

Information

DISTRIBUTION INFORMATION

The following information regarding the Funds’ distributions is current as of December 31, 2015. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investment value changes.

During the current reporting period, JHY’s distributions to common shareholders were as shown in the accompanying table.

Per Share Amounts
Ex-Dividend Date	JHY
August 2015	$0.0570
September	0.0570
October	0.0570
November	0.0570
December 2015	0.0570

Current Distribution Rate*	7.84%
*	Current distribution rate is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price. The Fund’s monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the fiscal year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a return of capital for tax purposes.

On January 4, 2016 (subsequent to the close of this reporting period), JHA declared its initial distribution of $0.0505 per share to shareholders, payable in February 2016.

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of December 31, 2015, JHY had a zero UNII balance and JHA had a positive UNII balance for both tax and financial reporting purposes.

During the current fiscal period, JHY’s distributions were slightly greater than the Fund’s interest income, net of Fund expenses. As a result a portion of JHY’s distributions were re-characterized as a return of capital. For financial reporting purposes, the composition and per share amounts of the Fund’s dividends for the reporting period are presented in this report’s Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for the Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

Nuveen Investments	9

Share Information (continued)

The following table presents the regular, monthly distributions for the following Fund for the current fiscal period. The final determination of the source and characteristics of all distributions will be made in early 2016 and reported to shareholders on Form 1099-DIV at that time.

Fiscal Year (Calendar Year) Ended December 31, 2015	JHY
Regular monthly distribution per share
From net investment income	$0.2798
From net realized capital gains	0.0000
Return of capital	0.0092
Total per share distribution	$0.2890

SHARE REPURCHASES

During August 2015, the Funds’ Board of Trustees authorized JHY to participate in Nuveen’s closed-end fund complex-wide share repurchase program. Under the share repurchase program, the Fund may repurchase up to 10% of its outstanding shares as of the authorization date (approximately 1,240,000 shares) in open-market transactions at the Adviser’s discretion.

As of December 31, 2015, and since the inception of the Fund’s repurchase program, the Fund did not repurchase any of its outstanding shares. As of December 31, 2015, JHA has not been authorized to participate in the Nuveen’s closed-end fund complex-wide share repurchase program.

OTHER SHARE INFORMATION

As of December 31, 2015, and during the current reporting period, the Funds’ share prices were trading at premium/(discount) to their share NAVs as shown in the accompanying table.

	JHY	JHA
Share NAV	$8.73	$9.63
Share price	$9.95	$10.08
Premium/(Discount) to NAV	13.97%	4.67%
Since inception average premium/(discount) to NAV	8.48%	3.83%

10	Nuveen Investments

Risk

Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen High Income 2020 Target Term Fund (JHY)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Lower credit debt securities may be more likely to fail to make timely interest or principal payments and may be subject to higher liquidity risk. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. The risks of foreign investments are magnified in emerging markets. These and other risk considerations including the Fund’s limited term and call risk are described in more detail on the Fund’s web page at www.nuveen.com/JHY.

Nuveen High Income December 2018 Target Term Fund (JHA)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Lower credit debt securities may be more likely to fail to make timely interest or principal payments and may be subject to higher liquidity risk. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. The risks of foreign investments are magnified in emerging markets. These and other risk considerations including the Fund’s limited term and call risk are described in more detail on the Fund’s web page at nuveen.com/JHA.

Nuveen Investments	11

JHY

Nuveen High Income 2020 Target Term Fund

Performance Overview and Holding Summaries as of December 31, 2015

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Cumulative Total Returns as of December 31, 2015

Since Inception
JHY at Common Share NAV	(8.60)%
JHY at Common Share Price	2.42%
Barclays U.S. High Yield 1-5 Year Cash Pay 2% Issuer Capped Index	(5.76)%

Since inception returns are from 7/28/15. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

12	Nuveen Investments

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Corporate Bonds	132.9%
Convertible Bonds	1.5%
Repurchase Agreements	0.2%
Other Assets Less Liabilities	2.3%
Net Assets Plus Borrowings	136.9%
Borrowings	(36.9)%
Net Assets	100%

Country Allocation1

(% of total investments)

United States	71.0%
Canada	5.7%
Luxembourg	5.5%
United Kingdom	2.9%
Brazil	2.5%
Japan	2.0%
Other	10.4%
Total	100%

Portfolio Composition

(% of total investments)

Oil, Gas & Consumable Fuels	8.4%
Media	7.1%
Wireless Telecommunication Services	6.4%
Metals & Mining	5.8%
Chemicals	5.7%
Household Durables	4.6%
Diversified Financial Services	4.6%
Hotels, Restaurants & Leisure	4.0%
Diversified Telecommunication Services	3.7%
Machinery	3.6%
Containers & Packaging	3.3%
Consumer Finance	3.3%
Independent Power & Renewable Electricity Producers	2.6%
Health Care Providers & Services	2.6%
Real Estate Investment Trust	2.4%
Paper & Forest Products	2.4%
Commercial Services & Supplies	2.1%
Auto Components	1.9%
Gas Utilities	1.8%
Food Products	1.8%
Road & Rail	1.5%
Real Estate Management & Development	1.5%
Other	18.8%
Repurchase Agreements	0.1%
Total	100%

Credit Quality

(% of total investments)

BBB	1.6%
BB or Lower	97.2%
N/R (not rated)	1.1%
N/A (not applicable)	0.1%
Total	100%

Top Five Issuers

(% of total investments)

Reynolds Group	1.5%
Community Health Systems, Inc.	1.4%
iStar Inc.	1.4%
Sprint Communications Inc.	1.4%
Hertz Corporation	1.3%

1	Includes 17.3% (as a percentage of net assets) in emerging market countries.

Nuveen Investments	13

JHA

Nuveen High Income December 2018 Target Term Fund

Performance Overview and Holding Summaries as of December 31, 2015

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Cumulative Total Returns as of December 31, 2015

Since Inception
JHA at Common Share NAV	(2.33)%
JHA at Common Share Price	0.80%
Barclays U.S. High Yield 1-5 Year Cash Pay 2% Issuer Capped Index	(3.05)%

Since inception returns are from 11/12/15. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

14	Nuveen Investments

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Corporate Bonds	96.2%
Convertible Bonds	1.9%
Other Assets Less Liabilities	10.8%
Net Assets Plus Borrowings	108.9%
Borrowings	(8.9)%
Net Assets	100%

Portfolio Composition

(% of total investments)

Metals & Mining	8.5%
Oil, Gas & Consumable Fuels	7.0%
Media	6.4%
Commercial Services & Supplies	4.8%
Health Care Providers & Services	4.5%
Household Durables	4.5%
Consumer Finance	4.0%
Diversified Telecommunication Services	4.0%
Health Care Equipment & Supplies	3.8%
Independent Power & Renewable Electricity Producers	3.5%
Machinery	3.5%
Road & Rail	2.8%
Real Estate Investment Trust	2.7%
Containers & Packaging	2.3%
Wireless Telecommunication Services	2.2%
Specialty Retail	2.0%
Thrifts & Mortgage Finance	2.0%
Airlines	1.9%
Banks	1.8%
Chemicals	1.7%
Automobiles	1.5%
Insurance	1.4%
Industrial Conglomerates	1.4%
Construction Materials	1.4%
Diversified Consumer Services	1.3%
Other	19.1%
Total	100%

Credit Quality

(% of total investments)

BBB	11.5%
BB or Lower	86.3%
N/R (not rated)	2.2%
Total	100%

Top Five Issuers

(% of total investments)

AerCap Holdings N.V.	2.6%
Sprint Communications Inc.	2.2%
Tenet Healthcare Corporation	2.1%
R.R. Donnelley & Sons Company	2.1%
Hertz Corporation	2.1%

Nuveen Investments	15

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen High Income 2020 Target Term Fund

Nuveen High Income December 2018 Target Term Fund:

We have audited the accompanying statements of assets and liabilities of Nuveen High Income 2020 Target Term Fund and Nuveen High Income December 2018 Target Term Fund (the Funds), including the portfolios of investments, as of December 31, 2015, and the related statements of operations, cash flows and changes in net assets and the financial highlights for the periods July 28, 2015 (commencement of operations) through December 31, 2015 for Nuveen High Income 2020 Target Term Fund and November 12, 2015 (commencement of operations) through December 31, 2015 for Nuveen High Income December 2018 Target Term Fund. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 2015, and the results of their operations and cash flows, changes in their net assets and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Chicago, Illinois

February 25, 2016

16	Nuveen Investments

JHY

Nuveen High Income 2020 Target Term Fund
Portfolio of Investments	December 31, 2015

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 134.4% (99.9% of Total Investments)

	CORPORATE BONDS – 132.9% (98.8% of Total Investments)

	Aerospace & Defense – 1.6%

$200	Bombardier Inc., 144A	7.500%	3/15/18	B	$195,000
1,510	Bombardier Inc., 144A	4.750%	4/15/19	B	1,241,975
650	Triumph Group Inc.	4.875%	4/01/21	Ba3	523,656
2,360	Total Aerospace & Defense				1,960,631

	Air Freight & Logistics – 1.3%

1,500	XPO Logistics, Inc., 144A	7.875%	9/01/19	B2	1,525,155

	Airlines – 0.7%

1,140	VistaJet Malta Finance PLC, 144A	7.750%	6/01/20	B	855,000

	Auto Components – 2.6%

1,500	Allied Specialty Vehicle Inc., 144A	8.500%	11/01/19	BB–	1,522,500
1,500	American & Axle Manufacturing Inc.	6.250%	3/15/21	BB–	1,552,500
3,000	Total Auto Components				3,075,000

	Banks – 0.6%

800	Popular Inc.	7.000%	7/01/19	BB–	748,000

	Beverages – 1.1%

1,300	Cott Beverages Inc.	6.750%	1/01/20	B–	1,342,250

	Building Products – 1.3%

1,500	Taylor Morrison Monarch Communities, 144A	5.250%	4/15/21	BB–	1,500,000

	Capital Markets – 0.8%

1,000	KCG Holdings Inc., 144A	6.875%	3/15/20	BB–	900,000

	Chemicals – 7.7%

2,000	Eagle Spinco Inc.	4.625%	2/15/21	BB	1,840,000
1,000	Hexion Inc.	10.000%	4/15/20	B3	825,000
1,535	Huntsman International LLC	4.875%	11/15/20	B1	1,400,688
1,000	Ineos Group Holdings SA, 144A	6.125%	8/15/18	B–	990,000
720	Kissner Milling Company Limited, 144A	7.250%	6/01/19	B	675,000
1,850	Koppers Inc.	7.875%	12/01/19	BB–	1,826,875
500	Platform Specialty Products Corporation, 144A	10.375%	5/01/21	B+	498,750
1,800	Tronox Finance LLC	6.375%	8/15/20	B+	1,083,240
10,405	Total Chemicals				9,139,553

	Commercial Services & Supplies – 2.8%

1,000	ABX Group Inc.	6.375%	12/01/19	Ba3	957,500
500	AerCap Ireland Capital Limited / AerCap Global Aviation Trust	4.625%	10/30/20	BB+	511,875
500	Casella Waste Systems Inc.	7.750%	2/15/19	B–	496,250
1,430	GFL Environmental Corporation, 144A	7.875%	4/01/20	B	1,415,700
3,430	Total Commercial Services & Supplies				3,381,325

	Construction & Engineering – 0.6%

790	Michael Baker International LLC / CDL Acquisition Company Inc., 144A	8.250%	10/15/18	B+	711,000

	Construction Materials – 1.0%

1,320	Cemex SAB de CV, 144A	5.875%	3/25/19	BB–	1,257,300

Nuveen Investments	17

JHY	Nuveen High Income 2020 Target Term Fund
	Portfolio of Investments (continued)	December 31, 2015

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Consumer Finance – 4.4%

$650	Constellis Holdings LLC / Constellis Finance Corporation, 144A	9.750%	5/15/20	B	$533,813
1,530	Covenant Surgical Partners Inc., 144A	8.750%	8/01/19	B–	1,491,750
1,500	Navient Corporation	5.000%	10/26/20	BB	1,316,250
500	OneMain Financial Holdings, Inc., 144A	6.750%	12/15/19	B	506,875
1,500	Springleaf Finance Corporation	5.250%	12/15/19	B	1,425,000
5,680	Total Consumer Finance				5,273,688

	Containers & Packaging – 4.5%

1,350	Ardagh Packaging Finance / MP HD USA, 144A	6.750%	1/31/21	CCC+	1,296,000
2,000	Beverage Packaging Holdings Luxembourg II SA / Issuer Inc., 144A	6.000%	6/15/17	CCC+	1,935,000
1,070	Coveris Holdings SA, 144A	7.875%	11/01/19	B–	933,575
740	PaperWorks Industries Inc., 144A	9.500%	8/15/19	B–	677,100
500	Reynolds Group	8.250%	2/15/21	CCC+	481,250
5,660	Total Containers & Packaging				5,322,925

	Diversified Consumer Services – 0.5%

1,010	Gibson Brands Inc., 144A	8.875%	8/01/18	B–	585,800

	Diversified Financial Services – 6.1%

1,090	Axtel SAB de CV, 144A	9.000%	1/31/20	B+	1,130,875
1,350	Fly Leasing Limited	6.750%	12/15/20	BB	1,383,548
1,000	Jefferies Finance LLC Corporation, 144A	7.500%	4/15/21	B1	880,000
1,050	Nationstar Mortgage LLC Capital Corporation	7.875%	10/01/20	B+	1,004,850
2,000	NewStar Financial, Inc.	7.250%	5/01/20	BB–	1,940,000
1,000	PHH Corporation	7.375%	9/01/19	Ba3	991,000
7,490	Total Diversified Financial Services				7,330,273

	Diversified Telecommunication Services – 4.9%

1,330	CenturyLink Inc.	5.625%	4/01/20	BB+	1,315,038
1,000	Frontier Communications Corporation, 144A	8.875%	9/15/20	BB	1,012,500
1,000	Frontier Communications Corporation	8.500%	4/15/20	BB	1,002,500
1,000	IntelSat Jackson Holdings	7.250%	4/01/19	B+	917,500
1,100	IntelSat Jackson Holdings	7.250%	10/15/20	B+	957,000
810	Windstream Corporation	7.750%	10/15/20	BB	682,425
6,240	Total Diversified Telecommunication Services				5,886,963

	Electric Utilities – 0.9%

1,420	RJS Power Holdings LLC, 144A	5.125%	7/15/19	Ba3	1,065,000

	Energy Equipment & Services – 0.6%

1,000	Precision Drilling Corporation	6.625%	11/15/20	BB	780,000

	Food & Staples Retailing – 1.1%

1,260	Bi-Lo LLC Finance Corporation, 144A	9.250%	2/15/19	B	1,269,450

	Food Products – 2.4%

1,600	JBS Investments GmbH, 144A	7.750%	10/28/20	BB+	1,536,000
1,490	Marfrig Holding Europe BV, 144A	6.875%	6/24/19	B+	1,329,825
3,090	Total Food Products				2,865,825

	Gas Utilities – 2.5%

1,500	AmeriGas Finance LLC	6.750%	5/20/20	Ba2	1,458,750
1,750	Ferrellgas LP	6.500%	5/01/21	B+	1,487,500
3,250	Total Gas Utilities				2,946,250

	Health Care Providers & Services – 3.5%

900	Community Health Systems, Inc.	8.000%	11/15/19	B+	906,750
1,400	Community Health Systems, Inc.	7.125%	7/15/20	B+	1,394,750
1,950	Kindred Healthcare Inc.	8.000%	1/15/20	B2	1,823,250
4,250	Total Health Care Providers & Services				4,124,750

18	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Hotels, Restaurants & Leisure – 5.3%

$750	Caesars Entertainment Resort Properties LLC	8.000%	10/01/20	B+	$712,500
1,500	International Game Technology PLC, 144A	5.625%	2/15/20	BB+	1,477,500
1,270	MGM Resorts International Inc.	6.750%	10/01/20	BB	1,304,925
1,500	Nathan's Famous, Inc., 144A	10.000%	3/15/20	B–	1,556,250
650	Scientific Games International Inc.	6.250%	9/01/20	B–	305,500
1,015	YUM! Brands Inc.	3.875%	11/01/20	BB	997,128
6,685	Total Hotels, Restaurants & Leisure				6,353,803

	Household Durables – 6.2%

1,470	Brookfield Residential Properties Inc., 144A	6.500%	12/15/20	BB–	1,416,713
1,550	K. Hovnanian Enterprises Inc., 144A	7.250%	10/15/20	B1	1,333,000
1,500	KB Home	8.000%	3/15/20	B+	1,625,625
1,000	M-I Homes Inc., 144A	6.750%	1/15/21	BB–	985,000
1,000	Rialto Holdings LLC-Rialto Corporation, 144A	7.000%	12/01/18	B	1,015,000
1,000	William Lyon Homes Incorporated	8.500%	11/15/20	B–	1,057,500
7,520	Total Household Durables				7,432,838

	Independent Power & Renewable Electricity Producers – 2.8%

1,310	Dynegy Inc.	6.750%	11/01/19	B+	1,231,400
1,500	GenOn Energy Inc.	9.875%	10/15/20	B–	1,110,000
1,000	NRG Energy Inc.	7.625%	1/15/18	BB–	1,042,500
3,810	Total Independent Power & Renewable Electricity Producers				3,383,900

	Insurance – 1.2%

1,500	Genworth Financial Inc.	7.700%	6/15/20	Ba1	1,410,000

	Internet Software & Services – 1.3%

1,500	Earthlink Inc.	7.375%	6/01/20	Ba3	1,526,250

	Machinery – 4.8%

1,950	BlueLine Rental Finance Corporation, 144A	7.000%	2/01/19	B+	1,755,000
1,000	CNH Industrial Capital LLC	4.375%	11/06/20	Ba1	942,500
1,200	CTP Transportation Products LLC-Finance Inc., 144A	8.250%	12/15/19	B	1,251,000
2,000	Harsco Corporation	5.750%	5/15/18	Ba1	1,775,000
6,150	Total Machinery				5,723,500

	Marine – 0.8%

1,000	Global Ship Lease Inc., 144A	10.000%	4/01/19	B	905,000

	Media – 9.6%

1,000	Cablevision Systems Corporation	7.750%	4/15/18	B1	1,040,000
1,000	CCO Holdings LLC Finance Corporation	5.250%	3/15/21	BB–	1,038,750
1,840	Cequel Communications Holding I LLC Capital, 144A	6.375%	9/15/20	B–	1,798,600
1,790	Clear Channel Worldwide	7.625%	3/15/20	B	1,653,513
1,500	Dish DBS Corporation	5.125%	5/01/20	BB–	1,485,000
780	Mediacom Broadband LLC	5.500%	4/15/21	B	750,750
1,950	Numericable Group SA, 144A	4.875%	5/15/19	B+	1,932,938
250	Sirius XM Radio Inc., 144A	4.250%	5/15/20	BB	252,500
1,500	WMG Acquisition Group, 144A	6.000%	1/15/21	B1	1,507,500
11,610	Total Media				11,459,551

	Metals & Mining – 7.8%

1,435	AK Steel Corporation	8.750%	12/01/18	B+	1,291,500
750	Allegheny Technologies Inc.	5.950%	1/15/21	BB–	442,500
1,080	ArcelorMittal	5.750%	8/05/20	BB+	862,650
500	Eldorado Gold Corporation, 144A	6.125%	12/15/20	BB	437,500
600	First Quantum Minerals Limited, 144A	6.750%	2/15/20	BB–	387,000
1,000	Freeport McMoRan, Inc.	3.100%	3/15/20	BBB	640,000
500	Glencore Funding LLC, 144A	2.500%	1/15/19	BBB	417,500
1,200	Gold Fields Orogen Holdings BVI Limited, 144A	4.875%	10/07/20	BB+	894,000
1,000	Lundin Mining Corporation, 144A	7.500%	11/01/20	Ba2	937,500

Nuveen Investments	19

JHY	Nuveen High Income 2020 Target Term Fund
	Portfolio of Investments (continued)	December 31, 2015

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Metals & Mining (continued)
$1,000	New Gold Incorporated, 144A	7.000%	4/15/20	BB–	$900,000
1,450	Novellis Inc.	8.750%	12/15/20	B	1,330,375
925	Teck Resources Limited	3.850%	8/15/17	BB+	777,000
11,440	Total Metals & Mining				9,317,525

	Multiline Retail – 1.3%

2,000	J.C. Penney Corporation Inc.	5.650%	6/01/20	B–	1,600,000

	Oil, Gas & Consumable Fuels – 11.3%

1,250	Calumet Specialty Products	6.500%	4/15/21	B+	1,087,500
720	Chesapeake Energy Corporation	6.625%	8/15/20	B	208,800
500	Continental Resources Inc.	7.375%	10/01/20	BBB–	460,000
1,500	Crestwood Midstream Partners LP	6.000%	12/15/20	BB	1,102,500
1,000	Energy Transfer Equity LP	7.500%	10/15/20	BB+	925,000
240	Everest Acquisition LLC Finance	9.375%	5/01/20	B1	153,000
1,000	Genesis Energy LP	5.750%	2/15/21	B+	845,000
1,650	NGL Energy Partners LP/Fin Co	5.125%	7/15/19	BB–	1,303,500
1,500	Northern Tier Energy LLC	7.125%	11/15/20	BB–	1,515,000
1,480	Petrobras International Finance Company	5.375%	1/27/21	BB+	1,102,600
1,430	Sabine Pass LNG LP	6.500%	11/01/20	BB+	1,387,100
1,000	Sunoco LP / Sunoco Finance Corp., 144A	5.500%	8/01/20	BB	947,500
1,250	Teekay Corporation, 144A	8.500%	1/15/20	B+	843,750
1,000	Transocean Inc.	6.500%	11/15/20	BB+	690,000
1,150	WPX Energy Inc.	7.500%	8/01/20	Ba1	931,500
16,670	Total Oil, Gas & Consumable Fuels				13,502,750

	Paper & Forest Products – 3.2%

1,500	Mercer International Inc.	7.000%	12/01/19	B+	1,503,750
1,946	Sappi Papier Holding GMBH, 144A	6.625%	4/15/21	BB	1,965,460
500	Tembec Industries, Inc., 144A	9.000%	12/15/19	B–	325,000
3,946	Total Paper & Forest Products				3,794,210

	Personal Products – 0.9%

1,000	Albea Beauty Holdings SA, 144A	8.375%	11/01/19	B	1,040,000

	Pharmaceuticals – 0.6%

750	VP Escrow Corporation, 144A	6.375%	10/15/20	B1	723,750

	Real Estate Investment Trust – 3.2%
1,500	Iron Mountain Inc., 144A	6.000%	10/01/20	Ba3	1,582,500
750	iStar Inc.	7.125%	2/15/18	B+	776,250
1,500	iStar Inc.	5.000%	7/01/19	B+	1,456,875
3,750	Total Real Estate Investment Trust				3,815,625

	Real Estate Management & Development – 2.0%

1,040	Hunt Companies Inc., 144A	9.625%	3/01/21	N/R	941,200
1,500	Mattamy Group Corporation, 144A	6.500%	11/15/20	BB	1,425,000
2,540	Total Real Estate Management & Development				2,366,200

	Road & Rail – 2.1%

2,000	Hertz Corporation	5.875%	10/15/20	B	2,062,496
500	Jack Cooper Holdings Corporation, 144A	10.250%	6/01/20	B3	415,000
2,500	Total Road & Rail				2,477,496

	Software – 1.3%

1,500	Infor Us Inc., 144A	5.750%	8/15/20	B+	1,511,250

	Specialty Retail – 1.6%

1,000	Guitar Center Inc., 144A	6.500%	4/15/19	B–	850,000
1,250	Toys R Us Property Company II LLC	8.500%	12/01/17	Ba3	1,075,000
2,250	Total Specialty Retail				1,925,000

20	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Technology Hardware, Storage & Peripherals – 0.6%

$800	NCR Corporation	4.625%	2/15/21	BB	$762,000

	Thrifts & Mortgage Finance – 1.7%

2,130	Radian Group Inc.	5.250%	6/15/20	B+	2,060,136

	Trading Companies & Distributors – 1.2%

1,500	Avation Capital SA, 144A	7.500%	5/27/20	B+	1,395,000

	Wireless Telecommunication Services – 8.6%

1,350	Digicel Group, Limited, 144A	8.250%	9/30/20	B–	1,113,750
1,250	FairPoint Communications Inc., 144A	8.750%	8/15/19	B	1,231,250
1,620	Millicom International Cellular SA, 144A	4.750%	5/22/20	BB+	1,449,900
1,500	Softbank Corporation, 144A	4.500%	4/15/20	BB+	1,492,500
1,750	Sprint Communications Inc., 144A	7.000%	3/01/20	BB	1,754,375
475	Sprint Communications Inc.	8.375%	8/15/17	B+	469,063
1,290	T-Mobile USA Inc.	6.250%	4/01/21	BB	1,331,925
1,500	Wind Acquisition Finance SA, 144A	4.750%	7/15/20	BB	1,485,000
10,735	Total Wireless Telecommunication Services				10,327,763
$172,181	Total Corporate Bonds (cost $171,511,907)				158,659,685

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CONVERTIBLE BONDS – 1.5% (1.1% of Total Investments)

	Capital Markets – 0.8%

$1,000	Prospect Capital Corporation	5.750%	3/15/18	BBB–	$973,750

	Independent Power & Renewable Electricity Producers – 0.7%

1,000	NRG Yield Inc., 144A	3.250%	6/01/20	N/R	839,375
$2,000	Total Convertible Bonds (cost $1,883,448)				1,813,125
	Total Long-Term Investments (cost $173,395,355)				160,472,810

Principal Amount (000)	Description (1)	Coupon	Maturity		Value

	SHORT-TERM INVESTMENTS – 0.2% (0.1% of Total Investments)

	REPURCHASE AGREEMENTS – 0.2% (0.1% of Total Investments)

$205	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/15, repurchase price $204,986, collateralized by $205,000 U.S. Treasury Bonds, 3.125%, due 2/15/43, value $211,371	0.030%	1/04/16		$204,985
	Total Short-Term Investments (cost $204,985)				204,985
	Total Investments (cost $173,600,340) – 134.6%				160,677,795
	Borrowings – (36.9)% (3), (4)				(44,000,000)
	Other Assets Less Liabilities – 2.3%				2,688,882
	Net Assets – 100%				$119,366,677

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets unless otherwise noted.

(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Borrowings as a percentage of Total Investments is 27.4%.

(4)	The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for Borrowings.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

Nuveen Investments	21

JHA

Nuveen High Income December 2018 Target Term Fund
Portfolio of Investments	December 31, 2015

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 98.1% (100.0% of Total Investments)

	CORPORATE BONDS – 96.2% (98.0% of Total Investments)

	Aerospace & Defense – 0.7%

$2,000	Bombardier Inc., 144A	5.500%	9/15/18	B	$1,835,200

	Airlines – 1.9%

5,240	US Airways Group Inc.	6.125%	6/01/18	BB–	5,331,700

	Automobiles – 1.4%

4,000	Jaguar Land Rover Automotive PLC, 144A	4.125%	12/15/18	BB	4,020,000

	Banks – 1.8%

2,000	CIT Group Inc., 144A	6.625%	4/01/18	BB+	2,110,000
3,000	CIT Group Inc.	3.875%	2/19/19	BB+	2,985,000
5,000	Total Banks				5,095,000

	Beverages – 0.5%

1,350	Carolina Beverage Group LLC, 144A	10.625%	8/01/18	B–	1,346,625

	Building Products – 0.9%

2,250	USG Corporation	9.750%	1/15/18	B+	2,503,125

	Chemicals – 1.7%

2,500	Ineos Group Holdings SA, 144A	5.875%	2/15/19	B–	2,425,000
2,500	Kissner Milling Company Limited, 144A	7.250%	6/01/19	B	2,343,750
5,000	Total Chemicals				4,768,750

	Commercial Services & Supplies – 4.7%

2,000	AerCap Ireland Capital Limited / AerCap Global Aviation Trust	3.750%	5/15/19	BB+	1,997,500
3,000	International Lease Finance Corporation	5.875%	4/01/19	BB+	3,180,000
2,000	International Lease Finance Corporation	6.250%	5/15/19	BB+	2,142,500
2,000	R.R. Donnelley & Sons Company	7.250%	5/15/18	BB–	2,100,000
3,500	R.R. Donnelley & Sons Company	8.250%	3/15/19	BB–	3,788,750
12,500	Total Commercial Services & Supplies				13,208,750

	Construction & Engineering – 0.5%

1,500	Michael Baker International LLC / CDL Acquisition Company Inc., 144A	8.250%	10/15/18	B+	1,350,000

	Construction Materials – 1.4%

4,000	Cemex SAB de CV, 144A	5.875%	3/25/19	BB–	3,810,000

	Consumer Finance – 3.9%

1,295	Ally Financial Inc.	4.750%	9/10/18	BB+	1,325,756
3,000	American General Finance Corporation	5.750%	9/15/16	B	3,037,500
3,000	Navient Corporation	8.450%	6/15/18	BB	3,157,500
1,500	Navient Corporation	5.500%	1/15/19	BB	1,402,500
2,000	Springleaf Finance Corporation	6.900%	12/15/17	B	2,070,000
10,795	Total Consumer Finance				10,993,256

	Containers & Packaging – 2.3%

2,500	Ardagh Packaging Finance / MP HD USA, 144A	6.250%	1/31/19	CCC+	2,400,000
2,000	Reynolds Group	8.500%	5/15/18	CCC+	1,977,500
2,000	Reynolds Group	9.000%	4/15/19	CCC+	1,970,000
6,500	Total Containers & Packaging				6,347,500

22	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Diversified Consumer Services – 1.3%

$3,500	Office Depot Inc., 144A	9.750%	3/15/19	B	$3,640,000

	Diversified Financial Services – 1.0%

3,000	Nationstar Mortgage LLC Capital Corporation	6.500%	8/01/18	B+	2,917,500

	Diversified Telecommunication Services – 3.9%

2,000	Frontier Communications Corporation	8.125%	10/01/18	BB	2,065,000
2,500	Frontier Communications Corporation	7.125%	3/15/19	BB	2,499,750
2,500	IntelSat Jackson Holdings	7.250%	4/01/19	B+	2,293,750
4,000	Windstream Corporation	7.875%	11/01/17	BB	4,092,040
11,000	Total Diversified Telecommunication Services				10,950,540

	Electronic Equipment, Instruments & Components – 1.3%

2,500	Anixter Inc.	5.625%	5/01/19	BB+	2,600,000
1,000	Sanmina-SCI Corporation, 144A	4.375%	6/01/19	BB+	1,005,000
3,500	Total Electronic Equipment, Instruments & Components				3,605,000

	Energy Equipment & Services – 0.8%

2,000	Noble Holding International Limited	4.000%	3/16/18	BBB	1,811,260
500	Weatherford International Limited Bermuda	9.625%	3/01/19	BBB–	486,875
2,500	Total Energy Equipment & Services				2,298,135

	Food & Staples Retailing – 1.0%

2,750	Bi-Lo LLC Finance Corporation, 144A	9.250%	2/15/19	B	2,770,625

	Food Products – 1.1%

3,000	Dole Food Company, 144A	7.250%	5/01/19	B3	2,970,000

	Health Care Equipment & Supplies – 3.7%

3,000	Alere Inc.	7.250%	7/01/18	B	3,067,500
1,500	Convatec Healthcare, 144A	10.500%	12/15/18	B	1,513,740
2,000	Tenet Healthcare Corporation	6.250%	11/01/18	Ba2	2,105,000
4,120	Tenet Healthcare Corporation	5.000%	3/01/19	B3	3,800,700
10,620	Total Health Care Equipment & Supplies				10,486,940

	Health Care Providers & Services – 4.4%

3,500	Community Health Systems, Inc.	5.125%	8/15/18	BB	3,517,500
4,000	HCA Inc.	3.750%	3/15/19	BBB–	4,030,000
2,750	Iasis Healthcare Capital Corporation	8.375%	5/15/19	CCC+	2,530,000
2,500	Mallinckrodt International Finance SA	3.500%	4/15/18	B	2,375,000
12,750	Total Health Care Providers & Services				12,452,500

	Hotels, Restaurants & Leisure – 1.2%

3,000	MGM Resorts International Inc.	8.625%	2/01/19	BB	3,323,430

	Household Durables – 4.4%

5,000	KB Home	4.750%	5/15/19	B+	4,850,000
2,500	Meritage Homes Corporation	4.500%	3/01/18	BB–	2,500,000
5,000	Rialto Holdings LLC-Rialto Corporation, 144A	7.000%	12/01/18	B	5,075,000
12,500	Total Household Durables				12,425,000

	Independent Power & Renewable Electricity Producers – 2.5%

1,000	GenOn Energy Inc.	7.875%	6/15/17	B–	870,000
2,000	GenOn Energy Inc.	9.500%	10/15/18	B–	1,615,660
4,500	NRG Energy Inc.	7.625%	1/15/18	BB–	4,691,250
7,500	Total Independent Power & Renewable Electricity Producers				7,176,910

	Industrial Conglomerates – 1.4%

4,000	Icahn Enterprises Finance	4.875%	3/15/19	BBB–	3,964,000

Nuveen Investments	23

JHA	Nuveen High Income December 2018 Target Term Fund
	Portfolio of Investments (continued)	December 31, 2015

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Insurance – 1.4%

$4,100	Genworth Financial Inc.	6.515%	5/22/18	Ba1	$3,997,500

	Internet Software & Services – 0.7%

2,000	Earthlink Inc.	8.875%	5/15/19	B3	2,035,000

	IT Services – 1.2%

1,355	Alliance Data Systems Corporation, 144A	5.250%	12/01/17	N/R	1,368,550
1,934	Xerox Corporation	6.350%	5/15/18	BBB	2,067,854
3,289	Total IT Services				3,436,404

	Machinery – 3.4%

3,000	BlueLine Rental Finance Corporation, 144A	7.000%	2/01/19	B+	2,700,000
4,500	CNH Industrial Capital LLC	3.875%	7/16/18	Ba1	4,353,750
3,000	Harsco Corporation	5.750%	5/15/18	Ba1	2,662,500
10,500	Total Machinery				9,716,250

	Marine – 0.6%

2,000	Global Ship Lease Inc., 144A	10.000%	4/01/19	B	1,810,000

	Media – 6.3%

2,000	Cablevision Systems Corporation	7.750%	4/15/18	B1	2,080,000
5,000	CSC Holdings Inc.	8.625%	2/15/19	BB	5,325,000
5,302	Dish DBS Corporation	4.250%	4/01/18	BB–	5,315,255
5,100	Numericable Group SA, 144A	4.875%	5/15/19	B+	5,055,375
17,402	Total Media				17,775,630

	Metals & Mining – 8.3%

4,000	Alcoa Inc.	5.720%	2/23/19	BBB–	4,145,400
1,500	ArcelorMittal	5.250%	2/25/17	BB+	1,448,850
1,000	ArcelorMittal	6.125%	6/01/18	BB+	915,000
2,500	BlueScope Steel Limited Finance, 144A	7.125%	5/01/18	BB	2,400,000
1,533	Commercial Metals Inc.	6.500%	7/15/17	BB+	1,588,571
4,000	Commercial Metals Inc.	7.350%	8/15/18	BB+	4,210,200
2,000	Freeport McMoRan, Inc.	2.375%	3/15/18	BBB	1,560,000
2,000	Glencore Funding LLC, 144A	2.500%	1/15/19	BBB	1,670,000
1,500	Imperial Metals Corporation, 144A	7.000%	3/15/19	CCC+	1,335,000
3,500	Novellis Inc.	8.375%	12/15/17	B	3,403,750
1,000	Teck Resources Limited	3.850%	8/15/17	BB+	840,000
24,533	Total Metals & Mining				23,516,771

	Multiline Retail – 1.0%

3,000	J.C. Penney Corporation Inc.	5.750%	2/15/18	B–	2,752,500

	Oil, Gas & Consumable Fuels – 6.9%

4,500	Kinder Morgan Energy Partners, LP	5.950%	2/15/18	BBB–	4,614,260
4,500	Oasis Petroleum Inc.	7.250%	2/01/19	B+	3,228,750
1,000	Petrobras International Finance Company	5.875%	3/01/18	BB+	890,000
3,000	Sabine Pass LNG LP	7.500%	11/30/16	BB+	2,985,000
3,000	Southwestern Energy Company	7.500%	2/01/18	BBB–	2,550,000
3,500	Targa Resources Inc.	5.000%	1/15/18	BB+	3,237,500
2,500	Whiting Petroleum Corporation	5.000%	3/15/19	BB–	1,887,500
22,000	Total Oil, Gas & Consumable Fuels				19,393,010

	Paper & Forest Products – 0.7%

2,000	Sappi Papier Holding GMBH, 144A	7.750%	7/15/17	BB	2,077,500

	Pharmaceuticals – 0.7%

2,000	Valeant Pharmaceuticals International, 144A	6.750%	8/15/18	B1	1,982,000

24	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Real Estate Investment Trust – 2.7%

$4,500	iStar Inc.	7.125%	2/15/18	B+	$4,657,500
3,000	Vereit Operating Partner	3.000%	2/06/19	BB+	2,886,000
7,500	Total Real Estate Investment Trust				7,543,500

	Real Estate Management & Development – 1.3%

2,000	Crescent Resources LLC, 144A	10.250%	8/15/17	B+	2,000,000
1,550	Yuzhou Properties Co Limited, Reg S	8.625%	1/24/19	BB–	1,595,307
3,550	Total Real Estate Management & Development				3,595,307

	Road & Rail – 2.8%

2,000	Con-Way, Inc.	7.250%	1/15/18	CCC+	2,023,916
5,700	Hertz Corporation	6.750%	4/15/19	B	5,822,549
7,700	Total Road & Rail				7,846,465

	Semiconductors & Semiconductor Equipment – 1.1%

3,000	NXP BV, 144A	3.750%	6/01/18	BB+	3,015,000

	Specialty Retail – 1.9%

2,000	Best Buy Co., Inc.	5.000%	8/01/18	Baa1	2,077,000
2,000	Guitar Center Inc., 144A	6.500%	4/15/19	B–	1,700,000
2,000	Toys R Us Property Company II LLC	8.500%	12/01/17	Ba3	1,720,000
6,000	Total Specialty Retail				5,497,000

	Technology Hardware, Storage & Peripherals – 0.7%

2,000	Dell Inc.	5.650%	4/15/18	BB+	2,060,000

	Thrifts & Mortgage Finance – 1.9%

5,415	Radian Group Inc.	5.500%	6/01/19	B+	5,401,463

	Transportation Infrastructure – 0.7%

2,000	Navigator Holdings Limited, 144A, Reg S	9.000%	12/18/17	N/R	2,040,600

	Wireless Telecommunication Services – 2.2%

3,500	Sprint Communications Inc., 144A	9.000%	11/15/18	BB	3,683,750
2,500	Sprint Communications Inc.	9.125%	3/01/17	B+	2,537,500
6,000	Total Wireless Telecommunication Services				6,221,250
$275,744	Total Corporate Bonds (cost $278,540,928)				271,303,636

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CONVERTIBLE BONDS – 1.9% (2.0% of Total Investments)

	Capital Markets – 1.0%

$3,000	Prospect Capital Corporation	5.875%	1/15/19	BBB–	$2,853,750

	Independent Power & Renewable Electricity Producers – 0.9%

2,800	NRG Yield Inc., 144A	3.500%	2/01/19	N/R	2,565,500
$5,800	Total Convertible Bonds (cost $5,568,676)				5,419,250
	Total Long-Term Investments (cost $284,109,604)				276,722,886
	Borrowings – (8.9)% (3), (4)				(25,000,000)
	Other Assets Less Liabilities – 10.8%				30,436,276
	Net Assets – 100%				$282,159,162

Nuveen Investments	25

JHA	Nuveen High Income December 2018 Target Term Fund
	Portfolio of Investments (continued)	December 31, 2015

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets unless otherwise noted.

(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Borrowings as a percentage of Total Investments is 9.0%.

(4)	The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for Borrowings.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

See accompanying notes to financial statements.

26	Nuveen Investments

Statement of Assets and Liabilities	December 31, 2015

	High Income 2020 Target Term (JHY)	High Income 2018 Target Term (JHA)
Assets
Long-term investments, at value (cost $173,395,355 and $284,109,604, respectively)	$160,472,810	$276,722,886
Short-term investments, at value (cost approximates value)	204,985	—
Cash	—	25,828,962
Receivable for interest	2,817,184	4,755,825
Other assets	31,001	95,000
Total assets	163,525,980	307,402,673
Liabilities
Borrowings	44,000,000	25,000,000
Accrued expenses:
Interest on borrowings	11,765	11,688
Management fees	93,109	157,863
Trustees fees	880	1,291
Other	53,549	72,669
Total liabilities	44,159,303	25,243,511
Net assets	$119,366,677	$282,159,162
Shares outstanding	13,666,316	29,310,200
Net asset value (“NAV”) per share outstanding	$8.73	$9.63
Net assets consist of:
Shares, $0.01 par value per share	$136,663	$293,102
Paid-in surplus	134,078,615	288,119,470
Undistributed (Over-distribution of) net investment income	—	1,133,308
Accumulated net realized gain (loss)	(1,926,056)	—
Net unrealized appreciation (depreciation)	(12,922,545)	(7,386,718)
Net assets	$119,366,677	$282,159,162
Authorized shares	Unlimited	Unlimited

See accompanying notes to financial statements.

Nuveen Investments	27

Statement of Operations

	High Income 2020 Target Term (JHY)*	High Income 2018 Target Term (JHA)**
Interest Income	$4,496,046	$1,454,075
Expenses
Management fees	449,830	223,081
Interest expense on borrowings	145,523	11,688
Custodian fees	21,705	5,727
Trustees fees	6,125	1,291
Professional fees	76,492	44,152
Shareholder reporting expenses	11,698	22,219
Shareholder servicing agent fees	26	18
Investor relations expenses	7,754	4,673
Other	7,034	7,918
Total expenses	726,187	320,767
Net investment income (loss)	3,769,859	1,133,308
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	(1,926,056)	—
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(12,922,545)	(7,386,718)
Net realized and unrealized gain (loss)	(14,848,601)	(7,386,718)
Net increase (decrease) in net assets from operations	$(11,078,742)	$(6,253,410)
*	For the period July 28, 2015 (commencement of operations) through December 31, 2015.
**	For the period November 12, 2015 (commencement of operations) through December 31, 2015.

See accompanying notes to financial statements.

28	Nuveen Investments

Statement of Changes in Net Assets

	High Income 2020 Target Term (JHY)*	High Income 2018 Target Term (JHA)**
Operations
Net investment income (loss)	$3,769,859	$1,133,308
Net realized gain (loss) from investments and foreign currency	(1,926,056)	—
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(12,922,545)	(7,386,718)
Net increase (decrease) in net assets from operations	(11,078,742)	(6,253,410)
Distributions to Shareholders
From net investment income	(3,769,859)	—
Return of capital	(123,922)	—
Decrease in net assets from distributions to shareholders	(3,893,781)	—
Capital Share Transactions
Proceeds from sale of shares, net of offering costs	134,179,500	288,312,000
Proceeds from shares issued to shareholders due to reinvestment of distributions	59,427	—
Net increase (decrease) in net assets from capital share transactions	134,238,927	288,312,000
Net increase (decrease) in net assets	119,266,404	282,058,590
Net assets at the beginning of period	100,273	100,572
Net assets at the end of period	$119,366,677	$282,159,162
Undistributed (Over-distribution of) net investment income at the end of period	$—	$1,133,308
*	For the period July 28, 2015 (commencement of operations) through December 31, 2015.
**	For the period November 12, 2015 (commencement of operations) through December 31, 2015.

See accompanying notes to financial statements.

Nuveen Investments	29

Statement of Cash Flows

	High Income 2020 Target Term (JHY)*	High Income 2018 Target Term (JHA)**
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets from Operations	$(11,078,742)	$(6,253,410)
Adjustments to reconcile the net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investments	(193,266,342)	(284,205,228)
Proceeds from sales and maturities of investments	17,967,363	—
Proceeds from (Purchases of) short-term investments, net	(204,985)	—
Amortization (Accretion) of premiums and discounts, net	(22,432)	95,624
(Increase) Decrease in:
Receivable for interest	(2,817,184)	(4,755,825)
Other assets	(31,001)	(95,000)
Increase (Decrease) in:
Accrued interest on borrowings	11,765	11,688
Accrued management fees	93,109	157,863
Accrued Trustees fees	880	1,291
Accrued other expenses	53,549	72,669
Net realized (gain) loss from investments and foreign currency	1,926,056	—
Change in net unrealized (appreciation) depreciation of investments and foreign currency	12,922,545	7,386,718
Net cash provided by (used in) operating activities	(174,445,419)	(287,583,610)
Cash Flows from Financing Activities:
Cash distributions paid to shareholders	(3,834,354)	—
Increase (Decrease) in borrowings	44,000,000	25,000,000
Proceeds from sale of shares, net of offering costs	134,179,500	288,312,000
Net cash provided by (used in) financing activities	174,345,146	313,312,000
Net Increase (Decrease) in Cash	(100,273)	25,728,390
Cash at the beginning of period	100,273	100,572
Cash at the end of period	$—	$25,828,962

Supplemental Disclosure of Cash Flow Information	High Income 2020 Target Term (JHY)*	High Income 2018 Target Term (JHA)**
Cash paid for interest on borrowings (excluding borrowing costs)	$118,258	$—
Non-cash financing activities not included herein consists of reinvestments of share distributions	59,427	—
*	For the period July 28, 2015 (commencement of operations) through December 31, 2015.
**	For the period November 12, 2015 (commencement of operations) through December 31, 2015.

See accompanying notes to financial statements.

30	Nuveen Investments

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Nuveen Investments	31

Financial

Highlights

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Offering Costs	Ending NAV	Ending Share Price

High Income 2020 Target Term (JHY)
Year ended 12/31:
2015(b)	$9.85	$0.28	$(1.09)	$(0.81)	$(0.28)	$—	$(0.01)	$(0.29)	$(0.02)	$8.73	$9.95

High Income 2018 Target Term (JHA)
Year ended 12/31:
2015(c)	9.86	0.04	(0.25)	(0.21)	—	—	—	—	(0.02)	9.63	10.08

	Borrowings at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000

High Income 2020 Target Term (JHY)
Year Ended 12/31:
2015(b)	$44,000	$3,713

High Income 2018 Target Term (JHA)
Year Ended 12/31:
2015(c)	25,000	12,286

32	Nuveen Investments

			Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets(e)
Based on NAV(d)	Based on Share Price(d)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(f)

(8.60)%	2.42%	$119,367	1.34	%*	6.97	%*	11%

(2.33)	0.80	282,159	0.89	*	3.15	*	0

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	For the period July 28, 2015 (commencement of operations) through December 31, 2015.
(c)	For the period November 12, 2015 (commencement of operations) through December 31, 2015.
(d)	Total Return Based on NAV is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(e) •	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings, as described in Note 8 – Borrowing Arrangements.
•	Each ratio includes the effect of all interest expense paid and other costs related to borrowings, as follows:

Ratios of Borrowings Interest Expense to Average Net Assets
High Income 2020 Target Term (JHY)
Year ended 12/31:
2015(b)	0.27	%*

Ratios of Borrowings Interest Expense to Average Net Assets
High Income 2018 Target Term (JHA)
Year ended 12/31:
2015(c)	0.03	%*

(f)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	33

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Fund Information

The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

•	Nuveen High Income 2020 Target Term Fund (JHY) (“High Income 2020 Target Term (JHY)”)

•	Nuveen High Income December 2018 Target Term Fund (JHA) (“High Income 2018 Target Term (JHA)”)

The Funds are registered under the Investment Company Act of 1940, as amended as diversified closed-end management investment companies. High Income 2020 Target Term (JHY) and High Income 2018 Target Term (JHA) were each organized as a Massachusetts business trust on April 13, 2015 and July 13, 2015, respectively.

The end of the reporting period for the Funds is December 31, 2015, and the period covered by these Notes to Financial Statements is the fiscal period ended December 31, 2015 (“the current fiscal period”). The reporting period for High Income 2020 Target Term (JHY) is for the period July 28, 2015 (commencement of operations) through December 31, 2015. The reporting period for High Income 2018 Target Term (JHA) is for the period November 12, 2015 (commencement of operations) through December 31, 2015.

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions, including the Funds’ use of leverage. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC, (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investment Objectives and Principal Investment Strategies

High Income 2020 Target Term (JHY) seeks to provide a high level of current income and return the original $9.85 net asset value (“NAV”) per share on or about November 1, 2020 (the “Termination Date”). High Income 2018 Target Term (JHA) seeks to provide a high level of current income and return the original $9.86 NAV per share on or about December 1, 2018 (the “Termination Date”). Under normal market conditions:

•	The Funds invest in at least 80% of their managed assets (as defined in Note 7 – Management Fees and Other Transactions with Affiliates) in corporate debt securities.

•	The Funds will invest at least 80% of their managed assets in securities that, at the time of investment, are rated below investment grade (those rated BB/Ba or lower) or that are unrated but judged by the Sub-Adviser to be of comparable quality. These securities are commonly referred to as “high yield” securities or “junk bonds” and generally provide high income in an effort to compensate investors for their higher risk of default, which is the failure to make required interest or principal payments.

•	The Funds will invest in no more than 15% of the Funds’ managed asset in securities that, at the time of investment, are rated CCC+/Caa1 or lower, or are unrated but judged by the Sub-Adviser to be of comparable quality.

•	The Funds will invest up to 30% of their managed assets in securities of non-U.S. issuers, including up to 20% in emerging market issuers.

•	The Funds may invest up to 10% of their managed assets in non-U.S. dollar denominated securities.

Each Fund also may invest in certain derivative instruments in pursuit of its investment objectives. Such instruments include financial futures contracts and options thereon, swaps (including interest rate and currency swaps), options on swaps and other derivative instruments. The Sub-Adviser may use derivative instruments to attempt to hedge some of the risk of each Fund’s investments or as a substitute for a position in the underlying asset.

Organizational Expenses

Prior to the commencement of operations for High Income 2020 Target Term (JHY) and High Income 2018 Target Term (JHA) on July 28, 2015, and November 12, 2015, respectively, the Funds had no operations other than those related to organizational matters, each Fund’s initial contribution of $100,273 and $100,572, respectively, by the Adviser, and the recording of each Funds’ organizational expenses ($11,000) and its reimbursement by the Adviser.

34	Nuveen Investments

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Funds did not have any outstanding when-issued/delayed delivery purchase commitments.

Investment Income

Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends to shareholders are declared monthly. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. However, in seeking to achieve its investment objectives, each Fund currently intends to set aside and retain in its net assets (and therefore its NAV) a portion of its net investment income, and possibly all or a portion of its gains. This will reduce the amounts otherwise available for distribution prior to the liquidation of the Funds, and the Funds may incur taxes on such retained amount. Such retained income or gains, net of any taxes, would constitute a portion of the liquidating distribution returned to investors on or about the Termination Date. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

There were no distributions made by High Income 2018 Target Term (JHA) during the current fiscal period.

Indemnifications

Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Nuveen Investments	35

Notes to Financial Statements (continued)

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Prices of fixed income securities are provided by a pricing service approved by the Funds’ Board of Trustees (the “Board”). The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Funds’ shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ NAV is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

36	Nuveen Investments

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

High Income 2020 Target Term (JHY)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Corporate Bonds	$—	$158,659,685	$—	$158,659,685
Convertible Bonds	—	1,813,125	—	1,813,125
Short-Term Investments:
Repurchase Agreements	—	204,985	—	204,985
Total	$—	$160,677,795	$—	$160,677,795
High Income 2018 Target Term (JHA)
Long-Term Investments*:
Corporate Bonds	$—	$271,303,636	$—	$271,303,636
Convertible Bonds	—	5,419,250	—	5,419,250
Total	$—	$276,722,886	$—	$276,722,886
*	Refer to the Fund’s Portfolio of Investments for industry classifications.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

Nuveen Investments	37

Notes to Financial Statements (continued)

As of the end of the reporting period, High Income 2020 Target Term’s (JHY) investments in non-U.S. securities were as follows:

	Value	% of Total Investments
Country:
Canada	$9,171,675	5.7%
Luxembourg	8,891,625	5.5
United Kingdom	4,720,000	2.9
Brazil	3,968,425	2.5
Japan	3,246,875	2.0
Other	16,595,796	10.4
Total non-U.S. securities	$46,594,396	29.0%

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency (ii) investments (iii) investments in derivatives and (iv) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Repurchase Agreements

High Income 2020 Target Term (JHM) is authorized to invest in repurchase agreements. In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
High Income 2020 Target Term (JHY)	Fixed Income Clearing Corporation	$204,985	$(204,985)	$—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Funds’ Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

38	Nuveen Investments

Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Share Transactions

Transactions in shares during the Funds’ current fiscal period were as follows:

	High Income 2020 Target Term (JHY)*	High Income 2018 Target Term (JHA)**
	For the Period 7/28/15 (commencement of operations) through 12/31/15	For the Period 11/12/15 (commencement of operations) through 12/31/15
Shares:
Sold	13,650,000	29,300,000
Issued to shareholders due to reinvestment of distributions	6,136	—
Total	13,656,136	29,300,000
*	As of December 31, 2015, Nuveen owned 10,180 shares of the Fund.
**	As of December 31, 2015, Nuveen owned 10,200 shares of the Fund.

5. Investment Transactions

Long-term purchases and sales (including maturities) during the current fiscal period were as follows:

	High Income 2020 Target Term (JHY)	High Income 2018 Target Term (JHA)
Purchases	$193,266,342	$284,205,228
Sales and maturities	17,967,363	—

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Funds realize net capital gains, the Funds may choose to distribute all or a portion of their net capital gains to shareholders, or alternatively, to retain all or a portion of their net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Nuveen Investments	39

Notes to Financial Statements (continued)

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of December 31, 2015, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	High Income 2020 Target Term (JHY)	High Income 2018 Target Term (JHA)
Cost of investments	$173,600,340	$284,109,604
Gross unrealized:
Appreciation	$352,254	$91,355
Depreciation	(13,274,799)	(7,478,073)
Net unrealized appreciation (depreciation) of investments	$(12,922,545)	$(7,386,718)

As of December 31, 2015, the Funds’ tax year end, the Funds did not have any permanent differences.

The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2015, the Funds’ tax year end, were as follows:

	High Income 2020 Target Term (JHY)	High Income 2018 Target Term (JHA)
Undistributed net ordinary income	$—	$1,133,308
Undistributed net long-term capital gains	—	—

The tax character of distributions paid during the Funds’ tax year ended December 31, 2015, was designated for purposes of the dividends paid deduction as follows:
	High Income 2020 Target Term (JHY)[2]	High Income 2018 Target Term (JHA)[3]
Distributions from net ordinary income[1]	$3,769,859	$—
Distributions from net long-term capital gains	—	—
Return of capital	123,922	—

[1]      Net ordinary income consists of net taxable income derived from dividends and interest, and net short-term capital gains, if any.

[2]      For the period July 28, 2015 (commencement of operations) through December 31, 2015.

[3]      For the period November 12, 2015 (commencement of operations) through December 31, 2015.

As of December 31 2015, the Funds’ tax year end, the following Fund had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.
High Income 2020 Target Term (JHY)
Capital losses to be carried forward – not subject to expiration	$1,926,056

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

40	Nuveen Investments

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee
For the first $500 million	0.5000%
For the next $250 million	0.4875
For managed assets over $750 million	0.4750

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of December 31, 2015, the complex-level fee for each Fund was 0.1639%.

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

8. Borrowing Arrangements

During the current fiscal period, each Fund entered into a commitment agreement (“Borrowings”) with Sumitomo Mitsui Banking Corporation (“Sumitomo”) as a means of leverage. Each Fund’s maximum commitment amount under its Borrowings is as follows:

	High Income 2020 Target Term (JHY)	High Income 2018 Target Term (JHA)
Maximum commitment amount	$46,500,000	$95,000,000

Nuveen Investments	41

Notes to Financial Statements (continued)

As of the end of the reporting period, each Fund’s outstanding balance on its Borrowings was as follows:

	High Income 2020 Target Term (JHY)	High Income 2018 Target Term (JHA)
Outstanding balance on Borrowings	$44,000,000	$25,000,000

Interest is charged on the Borrowings for each Fund at the 1-Month LIBOR (London Inter-Bank Offered Rate) plus 0.65% per annum on the amounts borrowed. The Funds also accrued a one-time upfront fee of 0.10% per annum on the maximum commitment amount and a 0.125% per annum commitment fee on the undrawn portion of the Borrowings.

During the current fiscal period, the average daily balance outstanding and average annual interest rate on each Fund’s Borrowings were as follows:

	High Income 2020 Target Term (JHY)*	High Income 2018 Target Term (JHA)**
Average daily balance outstanding	$39,859,259	$25,000,000
Average annual interest rate	0.87%	0.99%
*	For the period August 19, 2015 (initial draw on borrowings) through December 31, 2015.
**	For the period December 15, 2015 (initial draw on borrowings) through December 31, 2015.

On December 30, 2015, High Income 2018 Target Term (JHA) amended its Borrowings and decreased its maximum commitment amount from $100 million to $95 million. All other terms of the Borrowings remained unchanged.

In order to maintain these Borrowings, the Funds must meet certain collateral, asset coverage and other requirements. Each Fund’s Borrowings outstanding is fully secured by eligible securities held in its portfolio of investments.

Each Fund’s Borrowings outstanding are recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense incurred on the borrowed amount and undrawn balance are recognized as a component of “Interest expense” on borrowings on the Statement of Operations.

9. Subsequent Events

Borrowing Arrangements

Subsequent to the current fiscal period, High Income 2018 Target Term (JHA) increased the outstanding balance on its Borrowings to $92,000,000.

42	Nuveen Investments

Additional

Fund Information (Unaudited)

Board of Trustees
William Adams IV*	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson	William J. Schneider
Thomas S. Schreier, Jr.*	Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff**

*	Interested Board Member.
**	Effective February 15, 2016.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm KPMG LLP Chicago, IL 60601	Transfer Agent and Shareholder Services State Street Bank & Trust Company Nuveen Funds P.O. Box 43071 Providence, RI 02940-3071 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information

The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

The Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. The Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Share Repurchases

JHY intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

JHY
Shares repurchased	—

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Nuveen Investments	43

Glossary of Terms

Used in this Report (Unaudited)

■	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■	Barclays U.S. High Yield 1-5 Year Cash Pay 2% Issuer Capped Index: An index that tracks the performance of U.S. non-investment grade bonds with maturities of one to 4.99 years and limits each issue to 2% of the index. Benchmark returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■	Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

■	Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund’s portfolio that increase the fund’s investment exposure.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■	Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

■	Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

44	Nuveen Investments

Reinvest Automatically,

Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments	45

Annual Investment

Management Agreement Approval Process (Unaudited)

The Board of Trustees of each Fund (each, a “Board” and each Trustee, a “Board Member”), including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for overseeing the performance of the investment adviser and sub-adviser to the respective Fund and for determining whether to approve its advisory arrangements. A discussion of the Board’s approval of the advisory arrangements for the Nuveen High Income 2020 Target Term Fund is set forth in Part I below. A discussion of the Board’s approval of the advisory arrangements for the Nuveen High Income December 2018 Target Term Fund is set forth in Part II below.

I.	Nuveen High Income 2020 Target Term Fund

The Board Members are responsible for approving advisory arrangements and, at a meeting held on May 11-13, 2015 (for purposes of this Part I, the “Meeting”), were asked to approve the advisory arrangements for the Nuveen High Income 2020 Target Term Fund (for purposes of this Part I, the “Fund”). At the Meeting, the Board Members, including the Independent Board Members, considered and approved the investment management agreement (for purposes of this Part I, the “Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”), and the investment sub-advisory agreement (for purposes of this Part I, the “Sub-Advisory Agreement”) between the Adviser and Nuveen Asset Management, LLC (the “Sub-Adviser”). For purposes of this Part I, the Adviser and the Sub-Adviser are each hereafter a “Fund Adviser.” For purposes of this Part I, the Investment Management Agreement and the Sub-Advisory Agreement are each hereafter an “Advisory Agreement.”

To assist the Board in its evaluation of an Advisory Agreement with a Fund Adviser at the Meeting, the Independent Board Members had received, in adequate time in advance of the Meeting or at other meetings, materials which outlined, among other things:

•	the nature, extent and quality of the services expected to be provided by the Fund Adviser;

•	the organization of the Fund Adviser, including the responsibilities of various departments and key personnel;

•	the expertise and background of the Fund Adviser with respect to the Fund’s investment strategy;

•	certain performance-related information (as described below);

•	the profitability of Nuveen Investments, Inc. (“Nuveen”) and its affiliates for their advisory activities;

•	the proposed management fees of the Fund Adviser, including comparisons of such fees with the management fees of comparable funds;

•	the expected expenses of the Fund, including comparisons of the Fund’s expected expense ratio with the expense ratios of comparable funds; and

•	the soft dollar practices of the Fund Adviser, if any.

At the Meeting, the Adviser made a presentation to and responded to questions from the Board. During the Meeting, the Independent Board Members also met privately with their legal counsel to, among other things, review the Board’s duties under the Investment Company Act of 1940 (the “1940 Act”), the general principles of state law in reviewing and approving advisory contracts, the standards used by courts in determining whether investment company boards of directors have fulfilled their duties, factors to be considered in voting on advisory contracts and an adviser’s fiduciary duty with respect to advisory agreements and compensation. It is with this background that the Independent Board Members considered the Advisory Agreements. As outlined in more detail below, the Independent Board Members considered all factors they believed relevant with respect to the Fund, including among other things: (a) the nature, extent and quality of the services to be provided by the Fund Advisers; (b) investment performance, as described below; (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers; (d) the extent of any anticipated economies of scale; (e) any benefits expected to be derived by the Fund Advisers from their relationships with the Fund; and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund’s Advisory Agreements.

46	Nuveen Investments

A.	Nature, Extent and Quality of Services

The Independent Board Members considered the nature, extent and quality of the respective Fund Adviser’s services, including portfolio management services and administrative services. As the Adviser and the Sub-Adviser already serve as adviser and sub-adviser, respectively, to other Nuveen funds overseen by the Board Members, the Board has a good understanding of each such Fund Adviser’s organization, operations, personnel and services. As the Independent Board Members meet regularly throughout the year to oversee the Nuveen funds, including funds currently advised by the Fund Advisers, the Independent Board Members have relied upon their knowledge from their meetings and any other interactions throughout the year with the respective Fund Adviser in evaluating the Advisory Agreements.

At the Meeting and/or at other meetings, the Independent Board Members reviewed materials outlining, among other things, the respective Fund Adviser’s organization and business; the types of services that such Fund Adviser or its affiliates provide to the Nuveen funds and are expected to provide to the Fund; and the experience of the respective Fund Adviser with applicable investment strategies. Further, the Independent Board Members have evaluated the background and experience of the relevant investment personnel.

With respect to services, the Board noted that the Fund would be a registered investment company that would operate in a regulated industry. In considering the services that were expected to be provided by the Fund Advisers, the Board recognized that the Adviser would provide a myriad of investment management, administrative, compliance, oversight and other services to manage and operate the Fund. The Board recognized the Adviser, among other things, provides: (a) product management (such as analyzing ways to better position a Nuveen fund in the marketplace; setting dividends; maintaining relationships to gain access to distribution platforms; and providing shareholder communications); (b) fund administration (such as preparing tax returns and other tax compliance services; preparing regulatory filings and shareholder reports; managing fund budgets and expenses; overseeing a fund’s various service providers; and supporting and analyzing new and existing funds); (c) Board administration (such as supporting the Board and its committees, in relevant part, by organizing and administering the Board and committee meetings and preparing the necessary reports to assist the Board in its duties); (d) compliance (such as monitoring adherence to a fund’s investment policies and procedures and applicable law; reviewing the compliance program periodically and developing new policies or updating existing compliance policies and procedures as considered necessary or appropriate; responding to regulatory requests; and overseeing compliance testing of the funds’ sub-advisers); (e) legal support (such as preparing or reviewing fund registration statements, proxy statements and other necessary materials; interpreting regulatory requirements and compliance thereof; and maintaining applicable registrations); and (f) investment services (such as overseeing and reviewing the funds’ sub-advisers and their investment teams; analyzing performance of the funds; overseeing investment and risk management; evaluating brokerage transactions and securities lending; overseeing the daily valuation process for portfolio securities and developing and recommending valuation policies and methodologies and changes thereto; reporting to the Board on various matters including performance, risk and valuation; and participating in fund development, leverage management and the developing or interpreting of investment policies and parameters). With respect to closed-end funds, the Adviser also monitors asset coverage levels on leveraged funds, manages leverage, negotiates the terms of leverage, evaluates alternative forms and types of leverage, promotes an orderly secondary market for common shares and maintains an asset maintenance system for compliance with certain rating agency criteria.

In addition, the Independent Board Members have considered Nuveen’s continued commitment to supporting its closed-end fund product line by providing an extensive investor relations program that encompasses, among other things, maintaining and enhancing the closed-end fund website; participating in conferences and education seminars; enhancing the ability for investors to access information; preparing educational materials; and implementing campaigns to educate financial advisers and investors on topics related to closed-end funds and their strategies.

The Independent Board Members noted that the Adviser would oversee the Sub-Adviser, who was generally expected to provide the portfolio advisory services to the Fund. In addition, the Board Members recognized the Sub-Adviser’s relevant experience and expertise.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services expected to be provided to the Fund under each Advisory Agreement were satisfactory.

Nuveen Investments	47

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

B.	Investment Performance

The Fund was new and, therefore, did not have its own performance history. The Independent Board Members, however, are familiar with the performance records of other Nuveen funds advised by the Adviser and sub-advised by the Sub-Adviser, including the Nuveen High Income Bond Fund (the “High Income Bond Fund”), a Nuveen open-end fund that employs an investment process similar to that which is expected to be employed by the Fund. In this regard, the Independent Board Members reviewed certain performance information relating to the High Income Bond Fund for various time periods (i.e., 3 months, year-to-date, one-year, three-year, five-year, ten-year and since inception) as of April 30, 2015.

C.	Fees, Expenses and Profitability
1.	Fees and Expenses

In evaluating the management fees and expenses that the Fund was expected to bear, the Independent Board Members considered, among other things, the Fund’s proposed management fee structure, the rationale for its proposed fee levels, and its expected expense ratio in absolute terms as well as compared with the fees and expense ratios of comparable funds. Accordingly, the Independent Board Members reviewed, among other things, the proposed advisory fee and estimated net total expense ratio for the Fund (based on both common assets and total managed assets), as well as comparative fee and expense data pertaining to the Fund’s peers in the Lipper category in which the Fund is expected to be classified. In considering the Fund’s advisory fees, the Board noted the differences between the Fund’s investment strategy and that of the High Income Bond Fund. Further, the Independent Board Members considered the proposed sub-advisory fee rate for the Fund and noted that the proposed fee structure for the Fund was in-line with other recent Nuveen closed-end funds.

The Independent Board Members recognized that assets attributable to the Fund’s use of leverage would be included in the amount of assets upon which the advisory fee is calculated. In this regard, the Independent Board Members noted that the advisory fee is based on a percentage of average daily “Managed Assets.” “Managed Assets” generally means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). “Total assets” for this purpose includes assets attributable to the Fund’s use of leverage. The Independent Board Members recognized that the fact that a decision to employ or increase the Fund’s leverage will have the effect, all other things being equal, of increasing Managed Assets (and therefore increasing the Adviser’s and the Sub-Adviser’s fees), means that the Adviser may have a conflict of interest in determining whether to use or increase leverage. The Independent Board Members noted, however, that the Adviser would seek to manage that potential conflict by recommending to the Board to leverage the Fund (or increase such leverage) when it determines that such action would be in the best interests of the Fund, and by periodically reviewing the Fund’s performance and use of leverage with the Board.

The Independent Board Members considered the proposed management fee rate as a percentage of Managed Assets before any fund-level and complex-wide breakpoints. In addition, the Independent Board Members considered the Fund’s fund-level and complex-wide breakpoint schedules (described in further detail below). Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services to be provided to the Fund.

2.	Comparisons with the Fees of Other Clients

At the Meeting or at other meetings, the Board considered information regarding the fees that the Fund Advisers assess to the Nuveen funds compared to those of other clients, as described in further detail below. With respect to non-municipal funds, such other clients of the Adviser and/or its affiliated sub-advisers may include: separately managed accounts (such as retail, institutional or wrap accounts), hedge funds, other investment companies that are not offered by Nuveen but are sub-advised by one of Nuveen’s affiliated sub-advisers, foreign investment companies offered by Nuveen, and collective investment trusts.

The Board recognized that the Fund had an affiliated sub-adviser and therefore the overall Fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the Sub-Adviser. In reviewing the nature of the services provided by the Adviser to the Nuveen funds, including through its affiliated sub-advisers, the Board has considered the range of advisory fee rates for retail and institutional managed accounts advised by Nuveen affiliated sub-advisers. The Board has also reviewed, among other things, the average fee the affiliated sub-advisers assessed such clients

48	Nuveen Investments

as well as the range of fee rates assessed to the different types of clients (such as retail, institutional and wrap accounts as well as non-Nuveen funds) applicable to such sub-advisers.

In reviewing the comparative information at the Meeting or at other meetings, the Independent Board Members have also reviewed information regarding the differences between the Nuveen funds and the other clients, including differences in services provided, investment policies, investor profiles, compliance and regulatory requirements and account sizes. The Board recognized the breadth of services necessary to operate a registered investment company (as described above) and that, in general terms, the Adviser was expected to provide the administrative and other support services to the Fund and, although the Sub-Adviser may provide some of these services, the Sub-Adviser would essentially provide the portfolio management services. In general, the Board has noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. The Independent Board Members have considered the differences in structure and operations of separately managed accounts and hedge funds from registered funds and noted that the range of day-to-day services was not generally of the breadth required for the registered funds. Many of the additional administrative services provided by the Adviser are not required for institutional clients or funds sub-advised by a Nuveen-affiliated sub-adviser that were offered by other fund groups. The Independent Board Members have also recognized that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services expected to be provided to the Fund, the Independent Board Members believed such facts justify the different levels of fees.

3.	Profitability of Fund Advisers

In conjunction with their review of fees at the Meeting or at other meetings, the Independent Board Members have considered the profitability of Nuveen for its advisory activities and its financial condition. At the Meeting or at other meetings, the Independent Board Members have reviewed, among other things, the adjusted operating margins for Nuveen, the revenues, expenses, net income (pre-tax and after-tax) and net revenue margins (pre-tax and after-tax) of Nuveen’s managed fund advisory activities, the allocation methodology used by Nuveen in preparing the profitability data and a history of the adjustments to the methodology due to changes in the business over time. The Independent Board Members have also reviewed the revenues, expenses, net income (pre-tax and after-tax) and revenue margin (pre-tax and post-tax) of the Adviser and, as described in further detail below, each affiliated sub-adviser. In reviewing the profitability data, the Independent Board Members have noted the subjective nature of cost allocation methodologies used to determine profitability as other reasonable methods could also have been employed but yield different results. At the Meeting or at other meetings, the Independent Board Members have reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability. The Independent Board Members have also considered the profitability of Nuveen in comparison to the adjusted operating margins of other investment advisers with publicly available data and with comparable assets under management (based on asset size and asset composition) to Nuveen. The Independent Board Members have noted that Nuveen’s adjusted operating margins appeared to be reasonable in relation to such other advisers. The Independent Board Members, however, have recognized the difficulty of making comparisons of profitability from fund investment advisory contracts as the information is not generally publicly available, the information for the investment advisers that was publicly available may not be representative of the industry and various other factors would impact the profitability data such as differences in services offered, business mix, expense methodology and allocations, capital structure and costs, complex size, and types of funds and other accounts managed.

The Independent Board Members have noted this information supplemented the profitability information requested and received during the year and noted that two Independent Board Members served as point persons to review the profitability analysis and methodologies employed, and any changes thereto, and to keep the Board apprised of such changes during the year.

The Independent Board Members have determined that Nuveen appeared to be sufficiently profitable to operate as a viable investment management firm and to honor its obligations as a sponsor of the Nuveen funds. The Independent Board Members have noted the Adviser’s continued expenditures to upgrade its investment technology and increase personnel and recognized the Adviser’s continued commitment to its business to enhance the Adviser’s capacity and capabilities in

Nuveen Investments	49

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

providing the services necessary to meet the needs of the Nuveen funds as they grow or change over time. The Independent Board Members have also noted that the sub-advisory fees for the Nuveen funds are paid by the Adviser, however, the Board recognized that many of the sub-advisers to the Nuveen funds, including the Sub-Adviser, are affiliated with Nuveen. The Independent Board Members have also noted the increased resources and support available to Nuveen as well as an improved capital structure as a result of the acquisition of Nuveen by TIAA-CREF in 2014.

With respect to the Sub-Adviser, which is affiliated with Nuveen, the Independent Board Members, at the Meeting or at other meetings, have reviewed its revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities. The Independent Board Members have also reviewed profitability analysis reflecting the revenues, expenses and the revenue margin (pre- and post-tax) by asset type for the Sub-Adviser.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts expected to be paid to a Fund Adviser by the Fund as well as indirect benefits (such as soft dollar arrangements), if any, the respective Fund Adviser and its affiliates are expected to receive that are directly attributable to the management of the Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund. Based on their review, the Independent Board Members have determined that the Adviser’s and the Sub-Adviser’s level of profitability is reasonable in light of the respective services provided.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure. The Independent Board Members considered whether the Fund could be expected to benefit from any economies of scale. One method to help ensure that the shareholders share in these benefits is to include breakpoints in the management fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component. Accordingly, the Independent Board Members reviewed and considered the schedule of proposed advisory fees for the Fund, including fund-level breakpoints thereto. In this regard, however, given that the Fund is a closed-end fund, the Independent Board Members recognized that although closed-end funds (such as the Fund) may from time to time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds’ investment portfolios.

In addition, the Board also considered the Nuveen funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Independent Board Members have considered that such arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the proposed fee structure was acceptable and reflected economies of scale to be shared with the Fund’s shareholders when assets under management increase.

E.	Indirect Benefits

In evaluating fees, the Independent Board Members considered information received at the Meeting or at other meetings regarding potential “fall out” or ancillary benefits that a Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, with respect to closed-end funds, the Independent Board Members recognized that affiliates of the Adviser may receive revenues for serving as co-manager in an initial public offering of new closed-end funds as well as revenues received in connection with secondary offerings.

In addition to the above, the Independent Board Members considered whether the Fund Advisers will receive any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to a Fund Adviser in managing the assets of the Fund and other clients. The Fund’s portfolio transactions will be allocated by the Sub-Adviser. Accordingly, the Independent Board Members considered that the Sub-Adviser may benefit from research provided by broker-dealers executing portfolio transactions on behalf of the Fund.

50	Nuveen Investments

With respect to any fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Similarly, the Board recognized that any research received pursuant to soft dollar arrangements by the Sub-Adviser may also benefit the Fund and shareholders to the extent the research enhances the ability of the Sub-Adviser to manage the Fund. The Independent Board Members noted that the Sub-Adviser’s profitability may be somewhat lower if it had to acquire any such research services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits expected to be received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F.	Approval

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including a majority of the Independent Board Members, concluded that the terms of the Investment Management Agreement and the Sub-Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services to be provided to the Fund and that the Investment Management Agreement and Sub-Advisory Agreement should be and were approved on behalf of the Fund.

II.	Nuveen High Income December 2018 Target Term Fund

The Board Members are responsible for approving advisory arrangements and, at a meeting held on August 24, 2015 (for purposes of this Part II, the “Meeting”), were asked to approve the advisory arrangements for the Nuveen High Income December 2018 Target Term Fund (for purposes of this Part II, the “Fund”). At the Meeting, the Board Members, including the Independent Board Members, considered and approved the investment management agreement (for purposes of this Part II, the “Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”), and the investment sub-advisory agreement (for purposes of this Part II, the “Sub-Advisory Agreement”) between the Adviser and Nuveen Asset Management, LLC (the “Sub-Adviser”). For purposes of this Part II, the Adviser and the Sub-Adviser are each hereafter a “Fund Adviser.” For purposes of this Part II, the Investment Management Agreement and the Sub-Advisory Agreement are each hereafter an “Advisory Agreement.”

To assist the Board in its evaluation of an Advisory Agreement with a Fund Adviser at the Meeting, the Independent Board Members had received, in adequate time in advance of the Meeting or at prior meetings, materials which outlined, among other things:

•	the nature, extent and quality of the services expected to be provided by the Fund Adviser;

•	the organization of the Fund Adviser, including the responsibilities of various departments and key personnel;

•	the expertise and background of the Fund Adviser with respect to the Fund’s investment strategy;

•	certain performance-related information (as described below);

•	the profitability of Nuveen Investments, Inc. (“Nuveen”) and its affiliates for their advisory activities;

•	the proposed management fees of the Fund Adviser, including comparisons of such fees with the management fees of comparable funds;

•	the expected expenses of the Fund, including comparisons of the Fund’s expected expense ratio with the expense ratios of comparable funds; and

•	the soft dollar practices of the Fund Adviser, if any.

At the Meeting, the Adviser made a presentation to and responded to questions from the Board. During the Meeting, the Independent Board Members also met privately with their legal counsel to, among other things, review the Board’s duties under the Investment Company Act of 1940 (the “1940 Act”), the general principles of state law in reviewing and approving advisory contracts, the standards used by courts in determining whether investment company boards of directors have fulfilled their duties, factors to be considered in voting on advisory contracts and an adviser’s fiduciary duty with respect to advisory agreements and compensation. It is with this background that the Independent Board Members considered the Advisory Agreements. As outlined in more detail below, the Independent Board Members considered all factors they believed relevant with respect to the Fund,

Nuveen Investments	51

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

including among other things: (a) the nature, extent and quality of the services to be provided by the Fund Advisers; (b) investment performance, as described below; (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers; (d) the extent of any anticipated economies of scale; (e) any benefits expected to be derived by the Fund Advisers from their relationships with the Fund; and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund’s Advisory Agreements.

A.	Nature, Extent and Quality of Services

The Independent Board Members considered the nature, extent and quality of the respective Fund Adviser’s services, including portfolio management services and administrative services. As the Adviser and the Sub-Adviser already serve as adviser and sub-adviser, respectively, to other Nuveen funds overseen by the Board Members, the Board has a good understanding of each such Fund Adviser’s organization, operations, personnel and services. As the Independent Board Members meet regularly throughout the year to oversee the Nuveen funds, including funds currently advised by the Fund Advisers, the Independent Board Members have relied upon their knowledge from their meetings and any other interactions throughout the year with the respective Fund Adviser in evaluating the Advisory Agreements.

At the Meeting and/or at prior meetings, the Independent Board Members reviewed materials outlining, among other things, the respective Fund Adviser’s organization and business; the types of services that such Fund Adviser or its affiliates provide to the Nuveen funds and are expected to provide to the Fund; and the experience of the respective Fund Adviser with applicable investment strategies. Further, the Independent Board Members have evaluated the background and experience of the relevant investment personnel.

With respect to services, the Board noted that the Fund would be a registered investment company that would operate in a regulated industry. In considering the services that were expected to be provided by the Fund Advisers, the Board recognized that the Adviser would provide a myriad of investment management, administrative, compliance, oversight and other services to manage and operate the Fund. The Board recognized the Adviser, among other things, provides: (a) product management (such as analyzing ways to better position a Nuveen fund in the marketplace; setting dividends; maintaining relationships to gain access to distribution platforms; and providing shareholder communications); (b) fund administration (such as preparing tax returns and other tax compliance services; preparing regulatory filings and shareholder reports; managing fund budgets and expenses; overseeing a fund’s various service providers; and supporting and analyzing new and existing funds); (c) Board administration (such as supporting the Board and its committees, in relevant part, by organizing and administering the Board and committee meetings and preparing the necessary reports to assist the Board in its duties); (d) compliance (such as monitoring adherence to a fund’s investment policies and procedures and applicable law; reviewing the compliance program periodically and developing new policies or updating existing compliance policies and procedures as considered necessary or appropriate; responding to regulatory requests; and overseeing compliance testing of the funds’ sub-advisers); (e) legal support (such as preparing or reviewing fund registration statements, proxy statements and other necessary materials; interpreting regulatory requirements and compliance thereof; and maintaining applicable registrations); and (f) investment services (such as overseeing and reviewing the funds’ sub-advisers and their investment teams; analyzing performance of the funds; overseeing investment and risk management; evaluating brokerage transactions and securities lending; overseeing the daily valuation process for portfolio securities and developing and recommending valuation policies and methodologies and changes thereto; reporting to the Board on various matters including performance, risk and valuation; and participating in fund development, leverage management and the developing or interpreting of investment policies and parameters). With respect to closed-end funds, the Adviser also monitors asset coverage levels on leveraged funds, manages leverage, negotiates the terms of leverage, evaluates alternative forms and types of leverage, promotes an orderly secondary market for common shares and maintains an asset maintenance system for compliance with certain rating agency criteria.

In addition, the Independent Board Members have considered Nuveen’s continued commitment to supporting its closed-end fund product line by providing an extensive investor relations program that encompasses, among other things, maintaining and enhancing the closed-end fund website; participating in conferences and education seminars; enhancing the ability for investors to access information; preparing educational materials; and implementing campaigns to educate financial advisers and investors on topics related to closed-end funds and their strategies.

52	Nuveen Investments

The Independent Board Members noted that the Adviser would oversee the Sub-Adviser, who was generally expected to provide the portfolio advisory services to the Fund. In addition, the Board Members recognized the Sub-Adviser’s relevant experience and expertise.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services expected to be provided to the Fund under each Advisory Agreement were satisfactory.

B.	Investment Performance

The Fund was new and, therefore, did not have its own performance history. The Independent Board Members, however, are familiar with the performance records of other Nuveen funds advised by the Adviser and sub-advised by the Sub-Adviser, including the Nuveen High Income Bond Fund (the “High Income Bond Fund”), a Nuveen open-end fund that employs an investment process similar to that which is expected to be employed by the Fund. In this regard, the Independent Board Members reviewed certain performance information relating to the High Income Bond Fund for various time periods (i.e., 3 months, year-to-date, one-year, three-year, five-year, ten-year and since inception) as of July 31, 2015.

C.	Fees, Expenses and Profitability
1.	Fees and Expenses

In evaluating the management fees and expenses that the Fund was expected to bear, the Independent Board Members considered, among other things, the Fund’s proposed management fee structure, the rationale for its proposed fee levels, and its expected expense ratio in absolute terms as well as compared with the fees and expense ratios of comparable funds. Accordingly, the Independent Board Members reviewed, among other things, the proposed advisory fee and estimated net total expense ratio for the Fund (based on both common assets and total managed assets), as well as comparative fee and expense data pertaining to the Fund’s peers in the Lipper category in which the Fund is expected to be classified. In considering the Fund’s advisory fees, the Board noted the differences between the Fund’s investment strategy and that of the High Income Bond Fund. Further, the Independent Board Members considered the proposed sub-advisory fee rate for the Fund and noted that the proposed fee structure for the Fund was in-line with other recent Nuveen closed-end funds.

The Independent Board Members recognized that assets attributable to the Fund’s use of leverage would be included in the amount of assets upon which the advisory fee is calculated. In this regard, the Independent Board Members noted that the advisory fee is based on a percentage of average daily “Managed Assets.” “Managed Assets” generally means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). “Total assets” for this purpose includes assets attributable to the Fund’s use of leverage. The Independent Board Members recognized that the fact that a decision to employ or increase the Fund’s leverage will have the effect, all other things being equal, of increasing Managed Assets (and therefore increasing the Adviser’s and the Sub-Adviser’s fees), means that the Adviser may have a conflict of interest in determining whether to use or increase leverage. The Independent Board Members noted, however, that the Adviser would seek to manage that potential conflict by recommending to the Board to leverage the Fund (or increase such leverage) when it determines that such action would be in the best interests of the Fund, and by periodically reviewing the Fund’s performance and use of leverage with the Board.

The Independent Board Members considered the proposed management fee rate as a percentage of Managed Assets before any fund-level and complex-wide breakpoints. In addition, the Independent Board Members considered that the Fund would have a fund-level breakpoint schedule as well as the complex-wide breakpoint schedule (described in further detail below). Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services to be provided to the Fund.

2.	Comparisons with the Fees of Other Clients

At the Meeting or at prior meetings, the Board considered information regarding the fees that the Fund Advisers assess to the Nuveen funds compared to those of other clients, as described in further detail below. With respect to non-municipal funds, such other clients of the Adviser and/or its affiliated sub-advisers may include: separately managed accounts (such as retail, institutional or wrap accounts), hedge funds, other investment companies that are not offered by Nuveen but are sub-advised by one of Nuveen’s affiliated sub-advisers, foreign investment companies offered by Nuveen, and collective investment trusts.

Nuveen Investments	53

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

The Board recognized that the Fund had an affiliated sub-adviser and therefore the overall Fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the Sub-Adviser. In reviewing the nature of the services provided by the Adviser to the Nuveen funds, including through its affiliated sub-advisers, the Board has considered the range of advisory fee rates for retail and institutional managed accounts advised by Nuveen affiliated sub-advisers. The Board has also reviewed, among other things, the average fee the affiliated sub-advisers assessed such clients as well as the range of fee rates assessed to the different types of clients (such as retail, institutional and wrap accounts as well as non-Nuveen funds) applicable to such sub-advisers.

In reviewing the comparative information at the Meeting or at prior meetings, the Independent Board Members have also reviewed information regarding the differences between the Nuveen funds and the other clients, including differences in services provided, investment policies, investor profiles, compliance and regulatory requirements and account sizes. The Board recognized the breadth of services necessary to operate a registered investment company (as described above) and that, in general terms, the Adviser was expected to provide the administrative and other support services to the Fund and, although the Sub-Adviser may provide some of these services, the Sub-Adviser would essentially provide the portfolio management services. In general, the Board has noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. The Independent Board Members have considered the differences in structure and operations of separately managed accounts and hedge funds from registered funds and noted that the range of day-to-day services was not generally of the breadth required for the registered funds. Many of the additional administrative services provided by the Adviser are not required for institutional clients or funds sub-advised by a Nuveen-affiliated sub-adviser that were offered by other fund groups. The Independent Board Members have also recognized that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services expected to be provided to the Fund, the Independent Board Members believed such facts justify the different levels of fees.

3.	Profitability of Fund Advisers

In conjunction with their review of fees at the Meeting or at prior meetings, the Independent Board Members have considered the profitability of Nuveen for its advisory activities and its financial condition. At the Meeting or at prior meetings, the Independent Board Members have reviewed, among other things, the adjusted operating margins for Nuveen, the revenues, expenses, net income (pre-tax and after-tax) and net revenue margins (pre-tax and after-tax) of Nuveen’s managed fund advisory activities, the allocation methodology used by Nuveen in preparing the profitability data and a history of the adjustments to the methodology due to changes in the business over time. The Independent Board Members have also reviewed the revenues, expenses, net income (pre-tax and after-tax) and revenue margin (pre-tax and post-tax) of the Adviser and, as described in further detail below, each affiliated sub-adviser. In reviewing the profitability data, the Independent Board Members have noted the subjective nature of cost allocation methodologies used to determine profitability as other reasonable methods could also have been employed but yield different results. At the Meeting or at prior meetings, the Independent Board Members have reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability. The Independent Board Members have also considered the profitability of Nuveen in comparison to the adjusted operating margins of other investment advisers with publicly available data and with comparable assets under management (based on asset size and asset composition) to Nuveen. The Independent Board Members have noted that Nuveen’s adjusted operating margins appeared to be reasonable in relation to such other advisers. The Independent Board Members, however, have recognized the difficulty of making comparisons of profitability from fund investment advisory contracts as the information is not generally publicly available, the information for the investment advisers that was publicly available may not be representative of the industry and various other factors would impact the profitability data such as differences in services offered, business mix, expense methodology and allocations, capital structure and costs, complex size, and types of funds and other accounts managed.

The Independent Board Members have noted this information supplemented the profitability information requested and received during the year and noted that two Independent Board Members served as point persons to review the profitability analysis and methodologies employed, and any changes thereto, and to keep the Board apprised of such changes during the year.

54	Nuveen Investments

The Independent Board Members have determined that Nuveen appeared to be sufficiently profitable to operate as a viable investment management firm and to honor its obligations as a sponsor of the Nuveen funds. The Independent Board Members have noted the Adviser’s continued expenditures to upgrade its investment technology and increase personnel and recognized the Adviser’s continued commitment to its business to enhance the Adviser’s capacity and capabilities in providing the services necessary to meet the needs of the Nuveen funds as they grow or change over time. The Independent Board Members have also noted that the sub-advisory fees for the Nuveen funds are paid by the Adviser, however, the Board recognized that many of the sub-advisers to the Nuveen funds, including the Sub-Adviser, are affiliated with Nuveen. The Independent Board Members have also noted the increased resources and support available to Nuveen as well as an improved capital structure as a result of the acquisition of Nuveen by TIAA-CREF in 2014.

With respect to the Sub-Adviser, which is affiliated with Nuveen, the Independent Board Members have previously reviewed its revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities. The Independent Board Members have also reviewed profitability analysis reflecting the revenues, expenses and the revenue margin (pre- and post-tax) by asset type for the Sub-Adviser.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts expected to be paid to a Fund Adviser by the Fund as well as indirect benefits (such as soft dollar arrangements), if any, the respective Fund Adviser and its affiliates are expected to receive that are directly attributable to the management of the Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund. Based on their review, the Independent Board Members have determined that the Adviser’s and the Sub-Adviser’s level of profitability is reasonable in light of the respective services provided.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure. The Independent Board Members considered whether the Fund could be expected to benefit from any economies of scale. One method to help ensure that the shareholders share in these benefits is to include breakpoints in the management fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component. Accordingly, the Independent Board Members reviewed and considered the schedule of proposed advisory fees for the Fund, taking into account that there would be fund-level breakpoints thereto. In this regard, however, given that the Fund is a closed-end fund, the Independent Board Members recognized that although closed-end funds (such as the Fund) may from time to time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds’ investment portfolios.

In addition, the Board also considered the Nuveen funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Independent Board Members have considered that such arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the proposed fee structure was acceptable and reflected economies of scale to be shared with the Fund’s shareholders when assets under management increase.

E.	Indirect Benefits

In evaluating fees, the Independent Board Members considered information received at the Meeting or at prior meetings regarding potential “fall out” or ancillary benefits that a Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, with respect to closed-end funds, the Independent Board Members recognized that affiliates of the Adviser may receive revenues for serving as co-manager in an initial public offering of new closed-end funds as well as revenues received in connection with secondary offerings.

Nuveen Investments	55

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

In addition to the above, the Independent Board Members considered whether the Fund Advisers will receive any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to a Fund Adviser in managing the assets of the Fund and other clients. The Fund’s portfolio transactions will be allocated by the Sub-Adviser. Accordingly, the Independent Board Members considered that the Sub-Adviser may benefit from research provided by broker-dealers executing portfolio transactions on behalf of the Fund. With respect to any fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Similarly, the Board recognized that any research received pursuant to soft dollar arrangements by the Sub-Adviser may also benefit the Fund and shareholders to the extent the research enhances the ability of the Sub-Adviser to manage the Fund. The Independent Board Members noted that the Sub-Adviser’s profitability may be somewhat lower if it had to acquire any such research services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits expected to be received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F.	Approval

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including a majority of the Independent Board Members, concluded that the terms of the Investment Management Agreement and the Sub-Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services to be provided to the Fund and that the Investment Management Agreement and Sub-Advisory Agreement should be and were approved on behalf of the Fund.

56	Nuveen Investments

Board

Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at eleven. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members:

■ WILLIAM J. SCHNEIDER			Chairman of Miller-Valentine Partners, a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; an owner in several other Miller Valentine entities; Board Member of Med-America Health System, and WDPR Public Radio station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council
1944 333 W. Wacker Drive Chicago, IL 60606	Chairman and Board Member	1996 Class III		197

■ JACK B. EVANS			President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III		197

■ WILLIAM C. HUNTER			Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004 Class I		197

■ DAVID J. KUNDERT			Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013), retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible
1942 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II		197

Nuveen Investments	57

Board Members & Officers (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members (continued):

■ JOHN K. NELSON			Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012- 2014): formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006- 2007), CEO of Wholesale Banking North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading – North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.
1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II		197

■ JUDITH M. STOCKDALE			Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I		197

■ CAROLE E. STONE			Director, Chicago Board Options Exchange, Inc. (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I		197

■ TERENCE J. TOTH			Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007): Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
1959 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II		197

■ MARGARET L. WOLFF

Member of the Board of Directors (since 2013) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.

1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class I		197

58	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Interested Board Members:

■ WILLIAM ADAMS IV(2)			Senior Executive Vice President, Global Structured Products (since 2010); formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010); Co-President of Nuveen Fund Advisors, LLC (since 2011); Executive Vice President of Nuveen Securities, LLC; President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago.
1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II		197

■ THOMAS S. SCHREIER, JR.(2)			Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of Board of Governors and Chairman’s Council of the Investment Company Institute; Director of Allina Health and a member of its Finance, Audit and Investment Committees: formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).
1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class III		197

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:

■ GIFFORD R. ZIMMERMAN			Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.
1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988		198

■ CEDRIC H. ANTOSIEWICZ			Managing Director of Nuveen Securities, LLC. (since 2004); Managing Director of Nuveen Fund Advisors, LLC (since 2014).
1962 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007		90

■ MARGO L. COOK			Senior Executive Vice President of Nuveen Investments, Inc.; Executive Vice President, Investment Services of Nuveen Fund Advisors, LLC (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since 2011); Co-Chief Executive Officer (since 2015); previously, Executive Vice President (2013-2015) of Nuveen Securities, LLC; Chartered Financial Analyst.
1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009		198

Nuveen Investments	59

Board Members & Officers (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds (continued):

■ LORNA C. FERGUSON			Managing Director (since 2004) of Nuveen Investments Holdings, Inc.
1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998		198

■ STEPHEN D. FOY			Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.
1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998		198

■ SHERRI A. HLAVACEK			Executive Vice President (since May 2015, formerly, Managing Director) and Controller of Nuveen Fund Advisors, LLC; Managing Director and Controller of Nuveen Commodities Asset Management, LLC; Executive Vice President (since May 2015, formerly, Managing Director), Treasurer and Controller of Nuveen Asset Management, LLC; Executive Vice President, Principal Financial Officer (since July 2015, formerly, Managing Director), Treasurer and Corporate Controller of Nuveen Investments, Inc.; Executive Vice President (since May 2015, formerly, Managing Director), Treasurer and Corporate Controller of Nuveen Investments Advisers Inc. and Nuveen Investments Holdings, Inc.; Managing Director, Chief Financial Officer and Corporate Controller of Nuveen Securities, LLC; Vice President, Controller and Treasurer of NWQ Investment Management Company, LLC; Vice President and Controller of Santa Barbara Asset Management, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC; Certified Public Accountant.
1962 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2015		198

■ WALTER M. KELLY			Senior Vice President (since 2008) of Nuveen Investment Holdings, Inc.
1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003		198

■ TINA M. LAZAR			Senior Vice President of Nuveen Investments Holdings, Inc. and Nuveen Securities, LLC.
1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002		198

■ KEVIN J. MCCARTHY			Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary, Nuveen Investments, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.
1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007		198

■ KATHLEEN L. PRUDHOMME			Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).
1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011		198

60	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds (continued):

■ JOEL T. SLAGER			Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).
1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013		198

(1)	The Board Members serve three year terms. The Board of Trustees is divided into three classes. Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.
(2)	“Interested person” as defined in the 1940 Act, by reason of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(3)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen Investments	61

Notes

62	Nuveen Investments

Notes

Nuveen Investments	63

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates – Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed approximately $225 billion as of December 31, 2015.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by    Nuveen Securities, LLC    |    333 West Wacker Drive    |    Chicago, IL 60606    |    www.nuveen.com/cef

EAN-O-1215D        14098-INV-Y-02/17

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone and Jack B. Evans, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen High Income December 2018 Target Term Fund

The following tables show the amount of fees that KPMG LLP, the Fund’s auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2.01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

Fiscal Year Ended	Audit Fees Billed to Fund [1]	Audit-Related Fees Billed to Fund [2]	Tax Fees Billed to Fund [3]	All Other Fees Billed to Fund [4]
December 31, 2015	$30,500	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

December 31, 2014	$0	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

1 “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

3 “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

4 “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

5 Fund commenced operations 11/17/15

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

Fiscal Year Ended	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
December 31, 2015	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

December 31, 2014	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that KPMG LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP about any non-audit services that KPMG LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP’s independence.

Fiscal Year Ended	Total Non-Audit Fees Billed to Fund	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
December 31, 2015	$0	$0	$0	$0
December 31, 2014	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Jack B. Evans, David J. Kundert, John K. Nelson, Carole E. Stone and Terence J. Toth.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors (“NFALLC”) is the registrant’s investment adviser (NFALLC is also referred to as the “Adviser”). NFALLC is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”), as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio managers at the Sub-Adviser:

Nuveen Asset Management

Item 8(a)(1). PORTFOLIO MANAGER BIOGRAPHIES

John T. Fruit, CFA, entered the financial services industry in 1988 and joined FAF Advisors in 2001 as a senior fixed-income research analyst. He became a portfolio manager in 2005 and most recently served as Senior Fixed-Income Portfolio Manager at FAF Advisors until joining Nuveen Asset Management. He joined Nuveen Asset Management as Senior Vice President, Portfolio Manager and Head of High-Yield Credit Sector Team on January 1, 2011 in connection with its acquisition of a portion of FAF’s asset management business.

Jeffrey T. Schmitz, CFA, entered the financial services industry in 1987 and joined FAF Advisors in 2006. He became a portfolio manager in 2008 and most recently served as Senior Credit Analyst and Portfolio Manager at FAF Advisors until joining Nuveen Asset Management. He joined Nuveen Asset Management as Vice President and Senior Research Analyst on January 1, 2011 in connection with its acquisition of a portion of FAF’s asset management business.

Item 8(a)(2). OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

In addition to the Fund, as of December 31, 2015, the portfolio managers are also primarily responsible for the day-to-day portfolio management of the following accounts:

	(ii) Number of Other Accounts Managed and Assets by Account Type*						(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Other Registered Investment Companies			Other Pooled Investment Vehicles		Other Accounts
John Fruit	4	$1.18 billion	0	$0	4	$1.49 million	0	0	0	0	0	0
Jeffrey Schmitz	7	2.65 billion	3	$136 million	2	$281 million	0	0	0	0	0	0

*	Assets are as of December 31, 2015.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3). FUND MANAGER COMPENSATION

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus. The Fund’s portfolio managers are eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of each portfolio manager’s annual cash bonus is based on the Fund’s pre-tax investment performance, generally measured over the past one- and three or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by each portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

The final factor influencing a portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term incentive compensation. Certain key employees of Nuveen Investments and its affiliates, including certain portfolio managers, participate in a Long-Term Performance Plan designed to provide compensation opportunities that links a portion of each participant’s compensation to Nuveen Investments’ financial and operational performance. In addition, certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Item 8(a)(4).	OWNERSHIP OF JHA SECURITIES AS OF DECEMBER 31, 2015

Name of Portfolio Manager	None	$1 - $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
John Fruit	X
Jeffrey Schmitz	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15 (b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen High Income December 2018 Target Term Fund

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: March 9, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: March 9, 2016

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: March 9, 2016